UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2013

Structured Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
Structured Tax-Managed Equity
Structured International Tax-Managed Equity

Goldman Sachs Structured Tax-Advantaged

Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	STRUCTURED TAX-MANAGED EQUITY

■	STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Equity Dividend and Premium Funds	6

Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	7

Investment Process — Global Structured Tax-Managed	19

Portfolio Management Discussions and Performance Summaries — Structured Tax-Managed Funds	20

Schedules of Investments	32

Financial Statements	52

Financial Highlights	56

Notes to the Financial Statements	64

Report of Independent Registered Accounting Firm	82

Other Information	83

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs Structured Tax-Managed Equity Fund invests in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs Structured International Tax-Managed Equity Fund invests primarily in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

MARKET REVIEW

Goldman Sachs Structured Tax-Advantaged

Equity Funds

Market Review

The U.S. and international equity markets generated positive returns during the 12 months ended December 31, 2013 (the “Reporting Period”).

U.S. Equity Markets

U.S. equities started the Reporting Period with a strong rally. European equity markets also rose early in the Reporting Period, despite a banking crisis in Cyprus and economic contraction through much of the region. The Japanese equity market extended its strong rally from 2012 on the hope that the aggressive stimulus plans of Prime Minister Shinzo Abe’s government would indeed promote economic growth and inflation.

In mid-May 2013, Federal Reserve (“Fed”) Chair Ben Bernanke announced the potential tapering of the pace of the Fed’s quantitative easing asset purchases, which led to a virtual halt in the broad global equity market rally. Equity markets, both in the U.S. and internationally, reacted negatively again in June 2013 to news the slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grew as expected.

Both U.S. and international equity markets rebounded sharply in September 2013 on the Fed’s announcement that it would not yet begin to taper its asset purchases. The rally continued into October 2013 on more evidence that suggested global monetary conditions would remain loose — the U.S. added fewer jobs than expected in September 2013; Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Bernanke as Fed Chair; and the European Central Bank (“ECB”) held its interest rates at 0.5% due to what ECB President Mario Draghi called the region’s “weak, fragile and uneven” recovery. The U.S. equity market also reflected relief, as the U.S. government narrowly avoided a default after reaching an eleventh hour agreement to raise its debt ceiling.

In December 2013, the Fed ended seven months of speculation and announced it would begin tapering its asset purchases in January 2014. Equity markets, both domestic and international, viewed the move as a sign of confidence in the U.S. economy. Days after the Fed’s announcement, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third calendar quarter to an annualized rate of 4.1%, the fastest pace in two years. Importantly, more robust consumption accounted for most of the upward revision. Strong and seemingly sustained momentum in the housing market was one of the biggest drivers of improved sentiment on the economy. The labor market also improved late in the year, with the unemployment rate dropping to 6.7% by December 2013. Amidst this better economic news, the S&P® 500 Index made record highs in December 2013. Indeed, the S&P® 500 Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the S&P® 500 Index closed the year with a new high was in 1999.

Equity markets in Japan and Europe also posted fresh highs as late as December 2013. Japan’s Nikkei 225 Stock Average1 closed the calendar year at a six-year high, as its big government stimulus program appeared to be working. The yen depreciated 22% against the U.S. dollar during the year 2013, and Japan’s consumer price index steadily increased through the fourth quarter of 2013, boosting confidence that Japan’s economy was on a path to achieve its inflation target of 2%. Germany’s Xetra Dax2 also reached a new high in December 2013, as European

[1]	The Nikkei 225 Stock Average is a price-weighted index comprised of Japan’s top 225 blue chip companies on the Tokyo Stock Exchange.

[2]	The Xetra Dax is a blue chip index in Germany that tracks the performance of the 30 most actively traded stocks on the Frankfurt Stock Exchange Ltd.

MARKET REVIEW

equity markets continued to benefit from the ECB’s commitment to easy monetary policy and as economic growth returned to the region.

U.S. Equities

U.S. equities, as represented by the S&P® 500 Index, gained 32.39% during the Reporting Period, breaking all-time records and enjoying a strong finish to a fifth straight year of gains.

For the Reporting Period overall, all ten sectors within the S&P® 500 Index posted double-digit gains. Consumer discretionary, health care and industrials were the best performers in terms of total return, as investors repositioned for economic growth. Conversely, telecommunication services and utilities, both traditionally considered defensive sectors, were the weakest sectors, though, as indicated, each still generated positive double-digit returns.

All segments of the U.S. equity market advanced robustly during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

International Equities

International equities, as measured by the MSCI EAFE Index, gained 22.78% in U.S. dollar terms during the Reporting Period, extending the bull market from 2012 for the Reporting Period overall and enjoying a strong finish to a second straight year of robust gains.

For the Reporting Period overall, the telecommunication services, consumer discretionary and health care sectors were the biggest contributors to the MSCI EAFE Index’s returns. The materials and energy sectors notably underperformed the MSCI EAFE Index during the Reporting Period, as commodity prices generally remained soft. The weak performance by commodities particularly hurt the Australian equity market, which was further hit by a significant depreciation of its currency against the U.S. dollar.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

All sector and country returns quoted herein are based on cumulative total returns within the applicable index rather than the average annual total returns quoted for the indices themselves.

MARKET REVIEW

Changes to Quantitative Investment Strategies Team

After 33 years of distinguished service, Don Mulvihill, CIO of Customized Beta Strategies within the Quantitative Investment Strategies (“QIS”) team, retired from the firm in June 2013. Gary Chropuvka assumed Mr. Mulvihill’s role as Head of the Customized Beta Strategies business, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. Mr. Chropuvka brings extensive experience having joined QIS in 1999 with Mr. Mulvihill to manage the team’s tax-efficient investment strategies. All of Mr. Mulvihill’s direct investment responsibilities were performed within a co-lead or team leadership structure and follow processes that provide continuity in day-to-day investment decision-making in each portfolio.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs

U.S. Equity Dividend and Premium and

Goldman Sachs International Equity Dividend

and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate additional cash flow.

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds seek additional cash flow from qualified dividends, long-term capital gains and option call writing.

■	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

There is no guarantee that these objectives will be met.

Diversification does not protect an investor from market risk and does not ensure a profit.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 24.58%, 23.61%, 25.14% and 24.93%, respectively. These returns compare to the 32.39% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P® 500 Index”), during the same period. The Barclays U.S. Aggregate Bond Index returned -2.02%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P® 500 Index detracted from the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

The impact of security selection was relatively neutral during the Reporting Period. Investments in health care, telecommunication services, utilities, energy, consumer staples, materials and consumer discretionary detracted from returns. The Fund benefited from its stock selection in the industrials, financials and information technology sectors.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the S&P® 500 Index appreciated, and thus the Fund’s call writing detracted from performance.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been 20.02% compared to the realized volatility of the S&P® 500 Index of 21.51%. During the Reporting Period, the realized daily volatility of the Fund was 8.43% compared to the realized volatility of the S&P® 500 Index of 10.91%.[2]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P® 500 Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 2.98% compared to 1.99% for the S&P® 500 Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

[2]The	realized daily volatility of the Fund quoted herein is for Class A Shares.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P® 500 Index, the Fund’s returns were hurt by overweighted positions in integrated communications company CenturyLink, mining company Southern Copper and diversified energy company FirstEnergy.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the S&P® 500 Index, the Fund benefited from overweighted positions in aerospace company Lockheed Martin, integrated communications firm R.R. Donnelley & Sons and mail processing equipment and integrated mail solutions provider Pitney Bowes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2013

PERFORMANCE REVIEW
January 1, 2013– December 31, 2013	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]	Barclays U.S. Aggregate Bond Index[3]
Class A	24.58%	32.39%	-2.02%
Class C	23.61	32.39	-2.02
Institutional	25.14	32.39	-2.02
Class IR	24.93	32.39	-2.02

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	17.72%	14.03%	5.64%	8/31/05
Class C	22.56	14.45	5.55	8/31/05
Institutional	25.14	15.81	6.78	8/31/05
Class IR	24.93	N/A	17.36	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	1.22%
Class C	1.95	1.97
Institutional	0.80	0.82
Class IR	0.95	0.97

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/13[6]
Class A Shares	One Year	Five Years	Since Inception (8/31/05)
Returns before taxes*	17.72%	14.03%	5.64%
Returns after taxes on distributions**	16.06	13.13	4.80
Returns after taxes on distributions and sale of Fund shares***	11.28	11.34	4.57

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/13[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.4%	Technology Hardware & Equipment
Microsoft Corp.	2.9	Software & Services
General Electric Co.	2.5	Capital Goods
JPMorgan Chase & Co.	2.5	Diversified Financials
The Procter & Gamble Co.	2.2	Household & Personal Products
Exxon Mobil Corp.	2.1	Energy
Pfizer, Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Merck & Co., Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Chevron Corp.	1.8	Energy
AT&T, Inc.	1.8	Telecommunication Services

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2013

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2013

The following graph shows the value as of December 31, 2013, of a $10,000 investment made on August 31, 2005 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Barclays U.S. Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2005 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2005)
Excluding sales charges	24.58%	15.33%	6.36%
Including sales charges	17.72%	14.03%	5.64%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	23.61%	14.45%	5.55%
Including contingent deferred sales charges	22.56%	14.45%	5.55%

Institutional (Commenced August 31, 2005)	25.14%	15.81%	6.78%

Class IR (Commenced August 31, 2010)	24.93%	N/A	17.36%

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 15.57%, 14.68%, 16.14% and 15.98%, respectively. These returns compare to the 22.78% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested). The Barclays Global Aggregate Bond Index returned -2.60%. Although the Fund does not invest in fixed income securities, maximizing total return with an emphasis on income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options detracted from the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection also hampered the Fund’s relative performance. Our stock picks in the consumer staples, utilities, telecommunications services and industrials sectors dampened returns versus the MSCI EAFE Index. Stock selection in energy, consumer discretionary, materials, information technology, health care and financials added to relative results.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the MSCI EAFE Index appreciated, and thus the Fund’s call writing hurt performance.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been 25.07% compared to the realized volatility of the MSCI EAFE Index of 22.69%. During the Reporting Period, realized daily volatility of the Fund was 11.71% compared to the realized volatility of the MSCI EAFE Index of 11.99%.[3]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 4.25% compared to 3.13% for the MSCI EAFE Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

[3]The	realized daily volatility of the Fund quoted herein is for Class A Shares.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Fund performance was hampered by overweighted positions relative to the MSCI EAFE Index in Metcash, an Australian wholesale distribution and marketing company; RWE, a German electric, gas and water utility; and K+S, a German-based agricultural chemical and salt company.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the MSCI EAFE Index, the Fund benefited from overweighted positions in National Australia Bank, an international banking group based in Australia; ProSiebenSat.1 Media, a German mass media company; and Nokia, a Finnish communications and information technology corporation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2013

PERFORMANCE REVIEW
January 1, 2013– December 31, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]	Barclays Global Aggregate Bond Index[3]
Class A	15.57%	22.78%	-2.60%
Class C	14.68	22.78	-2.60
Institutional	16.14	22.78	-2.60
Class IR	15.98	22.78	-2.60

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (unhedged and net of dividend withholding taxes) is an unmanaged market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	9.14%	8.25%	-0.47%	1/31/08
Class C	13.63	8.67	-0.47	1/31/08
Institutional	16.14	9.87	0.69	1/31/08
Class IR	15.98	N/A	9.60	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.37%
Class C	2.11	2.11
Institutional	0.95	0.95
Class IR	1.10	1.10

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/13[6]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	9.14%	8.25%	-0.47%
Returns after taxes on distributions**	7.88	7.61	-0.95
Returns after taxes on distributions and sale of Fund shares***	6.33	6.82	-0.01

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/13[7]
Company	% of Net Assets	Line of Business
BP PLC ADR	2.9%	Energy
Banco Santander SA	2.4	Banks
Roche Holding AG	2.3	Pharmaceuticals, Biotechnology & Life Sciences
HSBC Holdings PLC	1.9	Banks
AstraZeneca PLC	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Sanofi	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Nestle SA (Registered)	1.5	Food, Beverage & Tobacco
Rio Tinto PLC	1.5	Materials
Banco Bilbao Vizcaya Argentaria SA	1.5	Banks
Vodafone group PLC ADR	1.5	Telecommunication Services

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2013

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2013

The following graph shows the value as of December 31, 2013, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmarks, the MSCI EAFE Index (net, unhedged with dividends reinvested) and the Barclays Global Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	15.57%	9.48%	0.48%
Including sales charges	9.14%	8.25%	-0.47%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	14.68%	8.67%	-0.47%
Including contingent deferred sales charges	13.63%	8.67%	-0.47%

Institutional (Commenced January 31, 2008)	16.14%	9.87%	0.69%

Class IR (Commenced August 31, 2010)	15.98%	N/A	9.60%

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Structured Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund and Structured International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Structured Tax-Management Investment Process

The Goldman Sachs Global Structured Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs Structured Tax-Managed Equity Fund and the Goldman Sachs Structured International Tax-Managed Equity Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■	Comprehensive
■	Rigorous
■	Objective

■	Extensive
■	Fundamental
■	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

■	Benchmark driven
■	Sector and size neutral
■	Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio
■	Broad access to the total U.S. and international equity markets
■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

There is no guarantee that these objectives will be met.

PORTFOLIO RESULTS

Structured Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 38.17%, 37.09%, 37.07%, 38.73%, 38.08% and 38.48%, respectively. These returns compare to the 33.55% average annual total return of the Fund’s benchmark, the Russell 3000® Index (with dividends reinvested) (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index because of our quantitative model, including our investment themes and security selection.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes — Momentum, Valuation and Quality — added to the Fund’s relative performance. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality seeks to assess both firm and management quality.

Management and Profitability detracted from relative results during the Reporting Period. Our Management theme assesses the characteristics, policies and strategic decisions of company management, while Profitability assesses whether a company is earning more than its cost of capital.

Sentiment had a relatively neutral impact on Fund returns. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, our stock picks contributed positively to the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Security selection in the consumer staples, information technology and industrials sectors added most to the Fund’s relative returns during the Reporting Period. The Fund

PORTFOLIO RESULTS

benefited from overweighted positions in real estate information marketplace Zillow; chicken producer Pilgrim’s Pride; and anti-aging personal care products and nutritional supplements developer and distributor Nu Skin Enterprises. We adopted the overweight in Zillow because of our positive view of Momentum, while the Fund was overweight Pilgrim’s Pride as a result of our positive views on Quality and Sentiment. The overweight in Nu Skin Enterprises was due to our positive view on Quality and Profitability.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Security selection in the financials, energy and utilities sectors detracted most from relative performance. The Fund was hurt by overweighted positions in Greenhill & Co., an investment banking services provider; American Tower, a real estate investment trust (REIT) focused on wireless and broadcast communications infrastructure; and Taubman Centers, a REIT focused on regional and super regional shopping centers. We chose to overweight Greenhill & Co. and Taubman Centers because of our positive views of Momentum and Quality. The Fund was overweight American Tower as result of our positive views on Momentum and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	In the first quarter of 2013, we implemented enhancements to three of our investment themes: Momentum, Sentiment and Quality. We applied a new price momentum timing insight, which had been previously introduced in other regions. The enhancement aims to capture price momentum in the markets while including a component of timing. Our research finds that including a timing signal can improve the risk-adjusted returns of our Momentum theme and can significantly mitigate drawdown risk. (Drawdown risk refers to the risk associated with peak-to-trough declines over specified periods. A drawdown is usually quoted as the percentage between the peak and the trough.) We also implemented an enhancement to our stock selection process, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. Finally, we expanded the Sentiment theme by incorporating elements of behavioral economics and prospect theory to identify structural misvaluations within equities.

In the second calendar quarter, we implemented enhancements to our Valuation theme through the introduction of more industry-specific models, including a model tailored to the banking industry. We expect these industry-specific models to help us capture industry-specific dynamics and local knowledge while allowing us to maintain our systematic approach.

In the third quarter of 2013, we implemented an enhancement to our Sentiment theme to incorporate analyst views and stock recommendations. We use natural language processing to analyze research reports from professional stock analysts. Rather than relying on broad stock recommendations, we read through the body of the text to gain a more nuanced understanding. Analysts tend to reflect their evolving views in the body of their report and by reading the full text, we seek to gain insight into their ongoing analysis of the companies.

In the fourth quarter of 2013, we implemented an enhancement to our Profitability theme to incorporate cash returns on cash invested metrics. We believe that this additional metric will further help us to select the stocks of companies that efficiently reinvest and grow earnings.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was modestly overweight relative to the Index in the consumer discretionary, health care, industrials and consumer staples sectors. It was underweight compared to the Index in financials, telecommunication services, information technology, utilities and energy. The Fund was relatively neutral in the materials sector at the end of the Reporting Period.

FUND BASICS

Structured Tax-Managed Equity Fund

as of December 31, 2013

PERFORMANCE REVIEW
January 1, 2013–December 31, 2013	Fund Total Return (based on NAV)[1]	Russell 3000 Index[2]
Class A	38.17%	33.55%
Class B	37.09	33.55
Class C	37.07	33.55
Institutional	38.73	33.55
Service	38.08	33.55
Class IR	38.48	33.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000 Index (with dividends reinvested) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	30.60%	16.48%	7.00%	3.46%	4/3/00
Class B	32.03	16.71	6.93	3.42	4/3/00
Class C	36.05	16.92	6.79	3.10	4/3/00
Institutional	38.73	18.29	8.03	4.31	4/3/00
Service	38.08	17.71	7.49	3.79	4/3/00
Class IR	38.48	N/A	N/A	23.60	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.23%
Class B	1.94	1.98
Class C	1.93	1.97
Institutional	0.78	0.82
Service	1.28	1.32
Class IR	0.93	0.97

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/13[5]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/3/00)
Returns before taxes*	30.60%	16.48%	7.00%	3.46%
Returns after taxes on distributions**	30.06	16.25	6.85	3.35
Returns after taxes on distributions and sale of Fund shares***	17.74	13.36	5.68	2.76

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/13[6]
Holding	% of Net Assets	Line of Business
Google, Inc. Class A	2.4%	Software & Services
Johnson & Johnson	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Apple, Inc.	1.9	Technology Hardware & Equipment
Pfizer, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.7	Diversified Financials
Oracle Corp.	1.5	Software & Services
The Boeing Co.	1.4	Capital Goods
Mastercard, Inc. Class A	1.4	Software & Services
Occidental Petroleum Corp.	1.3	Energy
Berkshire Hathaway, Inc. Class B	1.3	Insurance

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of December 31, 2013

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 3.6% of the Fund’s net assets at December 31, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2013

The following graph shows the value as of December 31, 2013, of a $10,000 investment made on January 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2004 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	38.17%	17.80%	7.60%	3.89%
Including sales charges	30.60%	16.48%	7.00%	3.46%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	37.09%	16.92%	6.93%	3.42%
Including contingent deferred sales charges	32.03%	16.71%	6.93%	3.42%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	37.07%	16.92%	6.79%	3.10%
Including contingent deferred sales charges	36.05%	16.92%	6.79%	3.10%

Institutional (Commenced April 3, 2000)	38.73%	18.29%	8.03%	4.31%

Service Class (Commenced April 3, 2000)	38.08%	17.71%	7.49%	3.79%

Class IR (Commenced August 31, 2010)	38.48%	N/A	N/A	23.60%

PORTFOLIO RESULTS

Structured International Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 22.23%, 21.38%, 22.70% and 22.36%, respectively. These returns compare to the 22.78% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the Index after fees and expenses. Our quantitative model, including our investment themes and security selection, contributed most positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes — Momentum, Sentiment, Valuation, Quality and Profitability — contributed positively to the Fund’s relative performance. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality theme seeks to assess both firm and management quality. Profitability assesses whether a company is earning more than its cost of capital.

The Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from the Fund’s relative results during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, security selection contributed positively to relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A

Security selection in the industrials, materials and financials sectors added most to relative results. The Fund benefited from overweighted positions in Spanish transaction processor for the global travel and tourism industry Amadeus IT Group; London-headquartered airline company easyJet; and Dutch multinational banking and financial services corporation ING Groep. We adopted the overweight in Amadeus IT Group

PORTFOLIO RESULTS

because of our positive views on Momentum and Profitability. The overweight in easyJet was due to our positive views on Momentum and Sentiment, and the overweight in ING Groep was the result of our positive views on Valuation.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Our stock picks in the utilities, consumer staples and energy sectors detracted most from relative performance. The Fund was hampered by overweighted positions in Enel, an Italian power company, and Petrofac, a U.K.-based provider of facilities services to the oil, gas and energy production and processing industries. An underweight in Deutsche Bank, a German global banking and financial services firm, also detracted. The Fund was overweight Enel because of our positive views on Valuation and Management, while we assumed the overweight in Petrofac because of our positive views on Momentum and Profitability. We chose to underweight Deutsche Bank because of our negative views on Momentum and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no enhancements to our quantitative model in the first quarter of 2013. In the second calendar quarter, we implemented enhancements to our investment themes across multiple regions. We extended our Momentum theme in Canada and the Far East by better accounting for annual cyclicality within our quantitative model. In Japan, we improved our measure of Sentiment by identifying investment trends through natural language processing. In Europe, we implemented enhancements to our Quality theme that were previously introduced in other regions, including measures of solvency, earnings quality and capital investment. Across all regions, we expanded the Sentiment theme by incorporating elements of behavioral economics and prospect theory that should help us identify structural misvaluations within equities. We made no enhancements to our quantitative model in the third quarter of 2013. In the fourth quarter of 2013, we implemented an enhancement to our Profitability theme across all regions to incorporate cash returns on cash invested metrics. We believe this additional metric will further help us select the stocks of companies that efficiently reinvest and grow earnings. In addition, we extended an enhancement to our Sentiment theme to the U.K. and Japan. We use natural language processing to analyze research reports from professional stock analysts. Rather than relying on broad stock recommendations, we read through the body of the text to gain a more nuanced understanding. Analysts tend to reflect their evolving views in the body of their report prior to changing their official recommendations and by reading the full text, we seek to gain insight into the direction of future ratings changes.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the industrials, financials, consumer discretionary and telecommunication services sectors. It was underweight consumer staples, utilities, materials and energy. The Fund was relatively neutrally weighted compared to the Index in the health care and information technology sectors at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight relative to the Index in Australia, France, Spain, Singapore, the Netherlands, Norway, Austria and Japan. Compared to the Index, it was underweight Germany, the U.K., Switzerland, Sweden, Denmark, Israel and Ireland. The Fund was relatively neutrally weighted compared to the Index in Italy, Belgium, Hong Kong, Finland, New Zealand and Portugal at the end of the Reporting Period.

FUND BASICS

Structured International Tax-Managed Equity Fund

as of December 31, 2013

PERFORMANCE REVIEW
January 1, 2013–December 31, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE (net) Index (unhedged)[2]
Class A	22.23%	22.78%
Class C	21.38	22.78
Institutional	22.70	22.78
Class IR	22.36	22.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	15.56%	9.61%	-0.21%	1/31/08
Class C	20.37	10.04	0.01	1/31/08
Institutional	22.70	11.32	1.15	1/31/08
Class IR	22.36	N/A	12.45	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.40%	1.59%
Class C	2.11	2.30
Institutional	0.98	1.17
Class IR	1.17	1.36

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/13[5]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	15.56%	9.61%	-0.21%
Returns after taxes on distributions**	15.18	9.32	-0.48
Returns after taxes on distributions and sale of Fund shares***	9.12	7.76	-0.04

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/13[6]
Holding	% of Total Net Assets	Line of Business
Vodafone Group PLC ADR	2.0%	Telecommunication Services
HSBC Holdings PLC	1.9	Banks
BP PLC ADR	1.7	Energy
Amadeus IT Holding SA Class A	1.6	Software & Services
Roche Holding AG	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Legrand SA	1.4	Capital Goods
GlaxoSmithKline PLC ADR	1.3	Pharmaceuticals, Biotechnology & Life Sciences
Nordea Bank AB	1.3	Banks
Compagnie Generale des Etablissements Michelin Class B	1.2	Automobiles & Components
BNP Paribas SA	1.2	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of December 31, 2013

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets at December 31, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2013

The following graph shows the value as of December 31, 2013, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the MSCI EAFE Index (net, unhedged with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2013.

Average Annual Total Return through December 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	22.23%	10.84%	0.75%
Including sales charges	15.56%	9.61%	-0.21%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	21.38%	10.04%	0.01%
Including contingent deferred sales charges	20.37%	10.04%	0.01%

Institutional (Commenced January 31, 2008)	22.70%	11.32%	1.15%

Class IR (Commenced August 31, 2010)	22.36%	N/A	12.45%

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value
Common Stocks – 100.2%
Automobiles & Components – 1.2%
602,000	Ford Motor Co.(a)	$9,288,860
142,900	Johnson Controls, Inc.	7,330,770

		16,619,630

Banks – 3.4%
1,053,901	New York Community Bancorp, Inc.(a)(b)	17,758,227
484,900	Valley National Bancorp	4,907,188
509,300	Wells Fargo & Co.(a)	23,122,220

		45,787,635

Capital Goods – 8.0%
31,200	3M Co.	4,375,800
107,500	Caterpillar, Inc.	9,762,075
16,000	Cummins, Inc.	2,255,520
149,600	Eaton Corp. PLC	11,387,552
162,800	Emerson Electric Co.	11,425,304
7,700	GATX Corp.	401,709
1,195,850	General Electric Co.(a)	33,519,675
25,300	Harsco Corp.	709,159
45,300	Honeywell International, Inc.	4,139,061
6,000	Hubbell, Inc. Class B	653,400
158,500	Lockheed Martin Corp.	23,562,610
22,800	The Boeing Co.(a)	3,111,972
17,500	United Technologies Corp.	1,991,500

		107,295,337

Commercial & Professional Services – 1.4%
16,000	Manpowergroup, Inc.	1,373,760
163,400	Pitney Bowes, Inc.	3,807,220
663,800	R.R. Donnelley & Sons Co.	13,461,864

		18,642,844

Consumer Durables & Apparel – 0.9%
89,600	Garmin Ltd.	4,141,312
101,900	Leggett & Platt, Inc.	3,152,786
156,000	PulteGroup, Inc.	3,177,720
11,600	Whirlpool Corp.	1,819,576

		12,291,394

Consumer Services – 3.4%
53,300	Darden Restaurants, Inc.	2,897,921
19,300	Las Vegas Sands Corp.	1,522,191
138,700	McDonald’s Corp.	13,458,061
8,000	Six Flags Entertainment Corp.	294,560
152,400	Starwood Hotels & Resorts Worldwide, Inc.	12,108,180
78,000	Wynn Resorts Ltd.(a)	15,148,380

		45,429,293

Diversified Financials – 6.9%
30,700	Ameriprise Financial, Inc.	3,532,035
639,381	Bank of America Corp.	9,955,162
48,100	BlackRock, Inc.(a)	15,222,207
35,300	Capital One Financial Corp.	2,704,333
185,300	Citigroup, Inc.	9,655,983

Common Stocks – (continued)
Diversified Financials – (continued)
40,400	CME Group, Inc.	3,169,784
215,000	Federated Investors, Inc. Class B	6,192,000
68,700	Invesco Ltd.	2,500,680
570,800	JPMorgan Chase & Co.	33,380,384
27,900	T. Rowe Price Group, Inc.	2,337,183
103,600	The Bank of New York Mellon Corp.	3,619,784
15,000	Waddell & Reed Financial, Inc. Class A	976,800

		93,246,335

Energy – 10.7%
196,200	Chevron Corp.(b)	24,507,342
316,400	ConocoPhillips(a)	22,353,660
99,500	CVR Energy, Inc.	4,321,285
105,200	Ensco PLC Class A	6,015,336
278,000	Exxon Mobil Corp.(a)	28,133,600
30,800	Golar LNG Ltd.	1,117,732
223,200	Kinder Morgan, Inc.	8,035,200
155,700	Occidental Petroleum Corp.	14,807,070
80,500	Schlumberger Ltd.	7,253,855
197,700	Seadrill Ltd.	8,121,516
124,400	Spectra Energy Corp.	4,431,128
381,400	The Williams Companies, Inc.	14,710,598

		143,808,322

Food & Staples Retailing – 1.7%
82,200	Costco Wholesale Corp.(a)	9,782,622
181,500	CVS Caremark Corp.	12,989,955

		22,772,577

Food, Beverage & Tobacco – 5.3%
533,800	Altria Group, Inc.	20,492,582
27,500	Hillshire Brands Co.	919,600
169,500	Kellogg Co.	10,351,365
128,500	Kraft Foods Group, Inc.	6,928,720
144,000	PepsiCo, Inc.	11,943,360
62,600	Reynolds American, Inc.	3,129,374
410,200	The Coca-Cola Co.(a)	16,945,362

		70,710,363

Health Care Equipment & Services – 2.8%
108,800	Baxter International, Inc.	7,567,040
83,800	Cardinal Health, Inc.	5,598,678
58,700	Covidien PLC	3,997,470
229,100	Medtronic, Inc.	13,148,049
7,900	Omnicare, Inc.	476,844
6,500	Teleflex, Inc.	610,090
78,900	UnitedHealth Group, Inc.	5,941,170

		37,339,341

Household & Personal Products – 2.7%
29,800	Church & Dwight Co., Inc.	1,975,144
49,300	Kimberly-Clark Corp.	5,149,878
362,700	The Procter & Gamble Co.(a)	29,527,407

		36,652,429

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Insurance – 4.7%
51,200	Aflac, Inc.(a)	$3,420,160
105,000	American International Group, Inc.	5,360,250
3,000	Arthur J. Gallagher & Co.	140,790
204,000	Mercury General Corp.	10,140,840
137,000	MetLife, Inc.	7,387,040
929,900	Old Republic International Corp.(a)	16,059,373
174,000	Prudential Financial, Inc.(a)	16,046,280
59,200	StanCorp Financial Group, Inc.	3,922,000

		62,476,733

Materials – 3.7%
47,400	E.I. du Pont de Nemours & Co.	3,079,578
437,000	Freeport-McMoRan Copper & Gold, Inc.	16,492,380
115,600	International Paper Co.	5,667,868
94,100	LyondellBasell Industries NV Class A	7,554,348
13,300	Packaging Corp. of America	841,624
900	Rockwood Holdings, Inc.	64,728
23,900	Royal Gold, Inc.	1,101,073
349,301	The Dow Chemical Co.	15,508,949

		50,310,548

Media – 3.0%
279,900	Cablevision Systems Corp. Class A(a)	5,018,607
240,000	Comcast Corp. Class A	12,441,785
80,900	Regal Entertainment Group Class A	1,573,505
121,700	The Walt Disney Co.	9,297,880
199,500	Thomson Reuters Corp.	7,545,090
60,700	Time Warner, Inc.	4,232,004

		40,108,871

Pharmaceuticals, Biotechnology & Life Sciences – 9.3%
222,900	AbbVie, Inc.	11,771,349
62,300	Amgen, Inc.	7,112,168
12,000	Biogen Idec, Inc.*	3,357,000
145,200	Bristol-Myers Squibb Co.	7,717,380
25,800	Celgene Corp.*	4,359,168
339,700	Eli Lilly & Co.	17,324,700
154,200	Gilead Sciences, Inc.*	11,588,130
94,400	Johnson & Johnson	8,646,096
504,350	Merck & Co., Inc.	25,242,718
828,700	Pfizer, Inc.(a)	25,383,081
3,000	Pharmacyclics, Inc.*	317,340
9,000	Regeneron Pharmaceuticals, Inc.*	2,477,160

		125,296,290

Real Estate Investment Trust – 1.4%
41,400	American Tower Corp.	3,304,548
77,701	Duke Realty Corp.	1,168,626
16,600	Extra Space Storage, Inc.	699,358
5,900	General Growth Properties, Inc.	118,413
145,101	Prologis, Inc.	5,361,464
15,800	Simon Property Group, Inc.	2,404,128
57,101	Ventas, Inc.	3,270,747
32,600	Vornado Realty Trust	2,894,554

		19,221,838

Common Stocks – (continued)
Retailing – 3.4%
21,100	Amazon.com, Inc.*	8,414,469
155,200	American Eagle Outfitters, Inc.	2,234,880
6,300	Groupon, Inc.*	74,151
60,000	L Brands, Inc.	3,711,000
123,300	Lowe’s Companies, Inc.	6,109,515
71,000	Macy’s, Inc.	3,791,400
27,300	Target Corp.	1,727,271
231,800	The Home Depot, Inc.	19,086,412

		45,149,098

Semiconductors & Semiconductor Equipment – 3.4%
141,600	Analog Devices, Inc.	7,211,688
287,900	Applied Materials, Inc.	5,092,951
764,100	Intel Corp.	19,836,036
113,500	Maxim Integrated Products, Inc.	3,167,785
89,700	Microchip Technology, Inc.	4,014,075
139,900	Texas Instruments, Inc.	6,143,009

		45,465,544

Software & Services – 7.7%
120,900	Accenture PLC Class A	9,940,398
132,600	Automatic Data Processing, Inc.	10,715,406
140,600	CA, Inc.	4,731,190
221,700	Compuware Corp.	2,485,257
30,400	eBay, Inc.*	1,668,656
6,300	Facebook, Inc. Class A*	344,358
12,000	Google, Inc. Class A*	13,448,520
32,700	International Business Machines Corp.	6,133,539
26,100	Lender Processing Services, Inc.	975,618
4,100	LinkedIn Corp. Class A*	889,003
1,036,750	Microsoft Corp.(a)(b)	38,805,552
10,100	NetSuite, Inc.*	1,040,502
266,300	Paychex, Inc.	12,124,639

		103,302,638

Technology Hardware & Equipment – 6.6%
80,200	Apple, Inc.(b)	45,001,022
974,400	Cisco Systems, Inc.	21,875,280
53,900	Diebold, Inc.	1,779,239
278,500	Hewlett-Packard Co.	7,792,430
39,300	Lexmark International, Inc. Class A	1,395,936
84,600	QUALCOMM, Inc.	6,281,550
69,800	Seagate Technology PLC	3,919,968

		88,045,425

Telecommunication Services – 3.3%
677,228	AT&T, Inc.(a)(b)	23,811,336
445,300	CenturyLink, Inc.	14,182,805
1,405,501	Frontier Communications Corp.	6,535,580

		44,529,721

Transportation – 1.4%
10,500	Con-way, Inc.	416,955
139,700	CSX Corp.	4,019,169
5,300	J.B. Hunt Transport Services, Inc.	409,690

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Transportation – (continued)
42,300	Union Pacific Corp.	$7,106,400
67,500	United Parcel Service, Inc. Class B	7,092,900

		19,045,114

Utilities – 3.9%
164,800	Ameren Corp.	5,959,168
235,600	Duke Energy Corp.	16,258,756
49,600	Entergy Corp.	3,138,192
325,100	FirstEnergy Corp.	10,721,798
487,900	TECO Energy, Inc.	8,411,396
181,600	The Southern Co.	7,465,576
1,400	Vectren Corp.	49,700

		52,004,586

TOTAL INVESTMENTS – 100.2%
(Cost $1,156,963,300)		$1,345,551,906

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(3,085,648)

NET ASSETS – 100.0%		$1,342,466,258

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	(93)	March 2014	$(8,561,115)	$(207,553)

WRITTEN OPTIONS CONTRACTS — At December 31, 2013, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Rate	Expiration Month	Value
S&P 500 Index	2,799	$1,840	March 2014	$(12,315,600)
(Premiums Received $8,758,071)

For the year ended December 31, 2013, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2012	3,101	$8,772,729
Contracts written	12,124	39,488,637
Contracts bought to close	(12,426)	(39,503,295)
Contracts Outstanding December 31, 2013	2,799	$8,758,071

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value
Common Stocks – 99.2%
Australia – 7.9%
112,388	ALS Ltd. (Commercial & Professional Services)	$886,679
413,064	AMP Ltd. (Insurance)	1,623,519
176,072	Bendigo and Adelaide Bank Ltd. (Banks)	1,850,894
115,063	BHP Billiton Ltd. (Materials)	3,922,837
69,172	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	744,124
22,054	Commonwealth Bank of Australia (Banks)	1,536,659
737,328	Dexus Property Group (REIT)	663,141
157,650	Federation Centres Ltd. (REIT)	330,470
246,309	GPT Group (REIT)	749,062
25,529	Iluka Resources Ltd. (Materials)	197,825
653,035	Incitec Pivot Ltd. (Materials)	1,566,588
1,131,767	Metcash Ltd. (Food & Staples Retailing)	3,196,147
136,329	National Australia Bank Ltd. (Banks)	4,255,106
25,274	Orica Ltd. (Materials)	540,452
14,206	Origin Energy Ltd. (Energy)	179,033
6,016	Rio Tinto Ltd. (Materials)	368,223
564,122	Tabcorp Holdings Ltd. (Consumer Services)	1,831,606
345,470	Tatts Group Ltd. (Consumer Services)	957,796
167,811	Toll Holdings Ltd. (Transportation)	853,512
113,416	Westpac Banking Corp. (Banks)	3,287,780
100,727	Woodside Petroleum Ltd. (Energy)	3,508,172

		33,049,625

Belgium – 2.1%
29,823	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)(a)	3,171,267
106,121	Belgacom SA (Telecommunication Services)	3,140,364
39,973	Telenet Group Holding NV (Media)	2,385,228

		8,696,859

Bermuda – 1.0%
101,288	Seadrill Ltd. (Energy)	4,151,236

China – 0.1%
33,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	160,571
379,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	356,704

		517,275

Denmark – 0.1%
349	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	63,972
4,753	Tryg A/S (Insurance)	459,614

		523,586

Finland – 2.1%
54,361	Metso Oyj (Capital Goods)(a)	2,324,586
218,170	Nokia Oyj (Technology Hardware & Equipment)*	1,762,814

Common Stocks – (continued)
Finland – (continued)
114,949	Orion Oyj Class B (Pharmaceuticals, Biotechnology & Life Sciences)	3,230,877
95,758	UPM-Kymmene Oyj (Materials)	1,624,065

		8,942,342

France – 8.4%
15,406	AXA SA (Insurance)	429,021
12,260	BNP Paribas SA (Banks)	956,370
35,180	Bouygues SA (Capital Goods)	1,330,361
10,253	Cap Gemini SA (Software & Services)	693,978
4,924	Casino Guichard Perrachon SA (Food & Staples Retailing)	568,161
38,286	CNP Assurances (Insurance)	785,098
6,847	Compagnie de Saint-Gobain (Capital Goods)	377,181
12,703	Danone SA (Food, Beverage & Tobacco)	916,419
3,814	Edenred (Commercial & Professional Services)	127,702
5,124	Essilor International SA (Health Care Equipment & Services)	545,232
125,236	GDF Suez (Utilities)	2,945,479
11,273	Imerys SA (Materials)	981,291
9,504	Lafarge SA (Materials)	713,370
13,410	L’Oreal SA (Household & Personal Products)(a)	2,354,970
8,154	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	1,489,688
217,745	Orange SA (Telecommunication Services)(a)	2,703,333
7,175	Pernod-Ricard SA (Food, Beverage & Tobacco)	817,457
89,376	Rexel SA (Capital Goods)	2,345,548
13,851	Safran SA (Capital Goods)	963,039
60,491	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	6,460,133
7,280	Societe Generale SA (Banks)	423,336
14,062	Total SA (Energy)(a)	863,118
3,504	Unibail-Rodamco SE (REIT)	897,933
33,922	Vinci SA (Capital Goods)	2,229,736
86,543	Vivendi SA (Telecommunication Services)(a)	2,282,780

		35,200,734

Germany – 7.8%
40,307	BASF SE (Materials)	4,302,125
4,185	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	587,619
11,961	Bayerische Motoren Werke AG (Automobiles & Components)	1,404,613
54,401	Daimler AG (Registered) (Automobiles & Components)(a)	4,721,164
60,099	Deutsche Post AG (Registered) (Transportation)	2,195,116
195,465	Deutsche Telekom AG (Registered) (Telecommunication Services)	3,367,900

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
38,756	E.ON SE (Utilities)	$716,518
14,679	Hugo Boss AG (Consumer Durables & Apparel)	2,090,676
28,641	K+S AG (Registered) (Materials)	882,607
62,130	ProSiebenSat.1 Media AG (Registered) (Media)(a)	3,085,122
122,773	RWE AG (Utilities)(a)	4,498,284
25,825	SAP AG (Software & Services)	2,239,587
16,501	Siemens AG (Registered) (Capital Goods)(a)	2,262,595
6,493	Suedzucker AG (Food, Beverage & Tobacco)	175,408
31,819	Telefonica Deutschland Holding AG (Telecommunication Services)	262,970

		32,792,304

Hong Kong – 2.9%
70,400	AIA Group Ltd. (Insurance)	354,358
385,500	BOC Hong Kong Holdings Ltd. (Banks)	1,238,095
52,000	Cathay Pacific Airways Ltd. (Transportation)	110,181
35,000	Cheung Kong Holdings Ltd. (Real Estate)	553,727
30,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	189,635
75,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	675,245
112,000	Hang Lung Properties Ltd. (Real Estate)	355,028
64,400	Hang Seng Bank Ltd. (Banks)	1,045,956
154,000	Henderson Land Development Co. Ltd. (Real Estate)	880,410
168,100	Hong Kong & China Gas Co. Ltd. (Utilities)	385,955
47,200	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	788,964
27,000	Hysan Development Co. Ltd. (Real Estate)	116,552
214,000	Li & Fung Ltd. (Consumer Durables & Apparel)	276,620
58,000	MGM China Holdings Ltd. (Consumer Services)	248,232
92,000	MTR Corp. Ltd. (Transportation)	348,700
137,189	New World Development Co. Ltd. (Real Estate)	173,716
12,500	Orient Overseas International Ltd. (Transportation)	62,911
115,500	Power Assets Holdings Ltd. (Utilities)	919,434
242,400	Sands China Ltd. (Consumer Services)	1,986,549
155,261	Sino Land Co. Ltd. (Real Estate)	212,923
58,200	Swire Properties Ltd. (Real Estate)	147,383
112,000	Wharf Holdings Ltd. (Real Estate)	857,937

		11,928,511

Israel – 0.7%
89,627	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	151,995
217,852	Israel Chemicals Ltd. (Materials)	1,817,137

Common Stocks – (continued)
Israel – (continued)
1,846	Mellanox Technologies Ltd. (Semiconductors & Semiconductor Equipment)*	73,785
27,005	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,082,360

		3,125,277

Italy – 2.9%
223,832	Atlantia SpA (Transportation)(a)	5,013,804
139,829	Enel SpA (Utilities)	610,130
215,912	Eni SpA (Energy)	5,217,225
31,856	Fiat SpA (Automobiles & Components)*	260,739
82,753	Finmeccanica SpA (Capital Goods)*	628,140
538,083	Telecom Italia SpA (Telecommunication Services)	422,200

		12,152,238

Japan – 20.4%
29,700	Advantest Corp. (Semiconductors & Semiconductor Equipment)	370,076
8,600	AEON Financial Service Co. Ltd. (Diversified Financials)	230,612
8,300	Aisin Seiki Co. Ltd. (Automobiles & Components)	337,445
220,000	Aozora Bank Ltd. (Banks)	623,456
159,000	Asahi Glass Co. Ltd. (Capital Goods)	990,059
46,400	Bridgestone Corp. (Automobiles & Components)	1,757,952
115,600	Canon, Inc. (Technology Hardware & Equipment)	3,688,610
19,200	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	235,274
18,200	Chubu Electric Power Co., Inc. (Utilities)	235,286
61,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	647,952
37,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	627,622
13,200	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	241,362
13,500	Daito Trust Construction Co. Ltd. (Real Estate)	1,262,088
111,000	Daiwa Securities Group, Inc. (Diversified Financials)	1,111,726
28,700	Denso Corp. (Automobiles & Components)	1,516,184
41,100	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,592,916
4,200	FANUC Corp. (Capital Goods)	769,611
1,900	Fast Retailing Co. Ltd. (Retailing)	784,744
24,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	689,735
48,000	Fujitsu Ltd. (Software & Services)*	248,769
61,000	Fukuoka Financial Group, Inc. (Banks)	267,756

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
70,000	Furukawa Electric Co. Ltd. (Capital Goods)	$175,974
20,000	Hino Motors Ltd. (Capital Goods)	315,055
54,000	Hitachi Ltd. (Technology Hardware & Equipment)	409,436
58,600	Honda Motor Co. Ltd. (Automobiles & Components)	2,418,840
63,200	Hoya Corp. (Technology Hardware & Equipment)	1,757,712
20,000	Hulic Co. Ltd. (Real Estate)	295,985
91,000	IHI Corp. (Capital Goods)	393,542
37,000	Isuzu Motors Ltd. (Automobiles & Components)	230,767
191,300	ITOCHU Corp. (Capital Goods)	2,364,973
41,000	J. Front Retailing Co. Ltd. (Retailing)	311,037
23,600	Japan Airlines Co. Ltd. (Transportation)	1,164,218
13,500	Japan Exchange Group, Inc. (Diversified Financials)	383,723
47,100	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,532,576
21,800	JFE Holdings, Inc. (Materials)	519,495
3,000	JGC Corp. (Capital Goods)	117,731
86,700	JX Holdings, Inc. (Energy)	446,457
18,500	Kao Corp. (Household & Personal Products)	582,414
38,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	159,592
7,100	KDDI Corp. (Telecommunication Services)	437,468
39,000	Kintetsu Corp. (Transportation)	136,846
20,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	288,029
38,300	Komatsu Ltd. (Capital Goods)	786,348
10,000	Kubota Corp. (Capital Goods)	165,872
18,000	Kuraray Co. Ltd. (Materials)	214,862
43,400	Kyushu Electric Power Co., Inc. (Utilities)*	554,295
1,700	Lawson, Inc. (Food & Staples Retailing)	127,221
8,100	Makita Corp. (Capital Goods)	426,001
20,000	Marubeni Corp. (Capital Goods)	143,981
22,000	Marui Group Co. Ltd. (Retailing)	223,769
8,500	Maruichi Steel Tube Ltd. (Materials)	214,705
1,800	Miraca Holdings, Inc. (Health Care Equipment & Services)	84,917
38,000	Mitsubishi Chemical Holdings Corp. (Materials)	175,854
58,900	Mitsubishi Corp. (Capital Goods)	1,130,758
74,000	Mitsubishi Electric Corp. (Capital Goods)	930,510
36,000	Mitsubishi Estate Co. Ltd. (Real Estate)	1,077,338
50,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	309,679
305,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,027,672
24,800	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	152,466
139,200	Mitsui & Co. Ltd. (Capital Goods)	1,940,607

Common Stocks – (continued)
Japan – (continued)
41,000	Mitsui Chemicals, Inc. (Materials)	99,139
41,000	Mitsui Fudosan Co. Ltd. (Real Estate)	1,478,898
609,000	Mizuho Financial Group, Inc. (Banks)	1,322,158
12,000	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,067,200
7,600	Nabtesco Corp. (Capital Goods)	175,399
39,000	NEC Corp. (Technology Hardware & Equipment)	88,031
9,800	Nikon Corp. (Consumer Durables & Apparel)	187,285
1,600	Nintendo Co. Ltd. (Software & Services)	214,166
90	Nippon Building Fund, Inc. (REIT)	522,919
14,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	73,544
34,500	Nippon Steel & Sumitomo Metal Corp. (Materials)	115,706
368,000	Nippon Yusen Kabushiki Kaisha (Transportation)	1,176,653
117,000	Nissan Motor Co. Ltd. (Automobiles & Components)	980,461
9,900	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	102,388
7,300	Nitto Denko Corp. (Materials)	308,678
7,500	NKSJ Holdings, Inc. (Insurance)	208,752
62,600	Nomura Holdings, Inc. (Diversified Financials)	483,761
162,000	NTT DoCoMo, Inc. (Telecommunication Services)	2,667,538
14,900	NTT Urban Development Corp. (Real Estate)	171,754
24,200	Oracle Corp. Japan (Software & Services)	884,615
8,300	Rakuten, Inc. (Retailing)	123,865
209,000	Resona Holdings, Inc. (Banks)	1,066,416
79,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	840,151
9,300	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	453,627
41,500	Sankyo Co. Ltd. (Consumer Durables & Apparel)	1,914,026
1,700	Sanrio Co. Ltd. (Retailing)	71,582
14,600	SBI Holdings, Inc. (Diversified Financials)	221,692
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	336,404
21,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	257,702
104,000	Sekisui House Ltd. (Consumer Durables & Apparel)	1,455,293
4,100	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	163,247
133,900	Seven Bank Ltd. (Banks)	523,692
7,400	Shin-Etsu Chemical Co. Ltd. (Materials)	432,821
59,800	Shiseido Co. Ltd. (Household & Personal Products)	961,667
15,200	Showa Shell Sekiyu KK (Energy)	154,506

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
16,700	SoftBank Corp. (Telecommunication Services)	$1,465,438
280,000	Sumitomo Chemical Co. Ltd. (Materials)	1,098,954
128,800	Sumitomo Corp. (Capital Goods)	1,618,775
12,000	Sumitomo Metal Mining Co. Ltd. (Materials)	157,239
61,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,177,407
281,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,486,831
23,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	1,146,031
9,000	Sumitomo Rubber Industries Ltd. (Automobiles & Components)	128,112
2,400	Sysmex Corp. (Health Care Equipment & Services)	141,756
18,000	Taiheiyo Cement Corp. (Materials)	69,224
18,900	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	866,849
5,600	Terumo Corp. (Health Care Equipment & Services)	270,366
29,000	The Bank of Yokohama Ltd. (Banks)	161,798
99,500	The Kansai Electric Power Co., Inc. (Utilities)*	1,145,178
8,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	78,668
55,300	Tohoku Electric Power Co., Inc. (Utilities)*	622,965
84,000	Tokyu Corp. (Transportation)	544,245
28,000	Tokyu Fudosan Holdings Corp. (Real Estate)*	263,223
86,000	TonenGeneral Sekiyu KK (Energy)	789,140
51,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	408,235
248,000	Toshiba Corp. (Capital Goods)	1,044,034
4,200	Toyoda Gosei Co. Ltd. (Automobiles & Components)	97,842
2,200	Toyota Industries Corp. (Automobiles & Components)	99,450
47,800	Toyota Motor Corp. (Automobiles & Components)	2,914,609
47,200	USS Co. Ltd. (Retailing)	647,419
4,300	West Japan Railway Co. (Transportation)	186,312

		85,293,796

Luxembourg – 0.2%
44,379	ArcelorMittal (Materials)	792,705

Netherlands – 3.4%
8,588	Akzo Nobel NV (Materials)	665,965
124,496	Delta Lloyd NV (Insurance)	3,091,714
4,805	Koninklijke Boskalis Westminster NV (Capital Goods)	254,154
1,645	Koninklijke DSM NV (Materials)	129,459

Common Stocks – (continued)
Netherlands – (continued)
13,488	Koninklijke Philips NV (Capital Goods)	496,645
110,353	Royal Dutch Shell PLC Class A (Energy)(a)	3,940,278
69,498	Royal Dutch Shell PLC Class B (Energy)	2,621,478
78,172	Unilever NV CVA (Food, Beverage & Tobacco)(a)	3,142,929

		14,342,622

Norway – 0.8%
148,333	Gjensidige Forsikring ASA (Insurance)	2,836,990
66,673	Orkla ASA (Food, Beverage & Tobacco)	521,141

		3,358,131

Singapore – 0.5%
547,000	CapitaCommercial Trust (REIT)	629,948
21,000	City Developments Ltd. (Real Estate)	160,461
254,000	Genting Singapore PLC (Consumer Services)	302,054
63,000	Global Logistic Properties Ltd. (Real Estate)	144,518
183,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	79,221
10,000	Singapore Airlines Ltd. (Transportation)	82,597
10,000	Singapore Exchange Ltd. (Diversified Financials)	57,666
17,000	United Overseas Bank Ltd. (Banks)	287,080
62,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	168,409

		1,911,954

Spain – 4.3%
44,407	ACS Actividades de Construccion y Servicios SA (Capital Goods)	1,530,775
492,254	Banco Bilbao Vizcaya Argentaria SA (Banks)(a)	6,089,450
1,128,454	Banco Santander SA (Banks)(a)	10,147,624

		17,767,849

Sweden – 4.4%
42,664	Boliden AB (Materials)	654,106
125,082	Hennes & Mauritz AB Class B (Retailing)	5,760,836
318,727	Ratos AB Class B (Diversified Financials)	2,882,324
23,449	Sandvik AB (Capital Goods)	330,952
42,780	Securitas AB Class B (Commercial & Professional Services)	455,197
63,594	Skanska AB Class B (Capital Goods)	1,301,016
8,910	SKF AB Class B (Capital Goods)	233,668
3,967	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	122,215
207,530	Swedbank AB Class A (Banks)	5,845,978

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
65,661	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	$801,688
15,913	Volvo AB Class B (Capital Goods)	209,389

		18,597,369

Switzerland – 8.8%
16,344	ABB Ltd. (Registered) (Capital Goods)*	432,136
506	Banque Cantonale Vaudoise (Registered) (Banks)	276,650
1,994	Cie Financiere Richemont SA (Registered) (Consumer Durables & Apparel)	199,196
130,045	Credit Suisse Group AG (Registered) (Diversified Financials)*	4,013,628
659	EMS-Chemie Holding AG (Registered) (Materials)	234,982
240	Givaudan SA (Registered) (Materials)*	343,336
74,351	Glencore Xstrata PLC (Materials)*	386,815
9,330	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	886,660
86,779	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)	6,360,038
61,940	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	4,964,452
34,969	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	9,795,736
191,753	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,539,332
2,853	Syngenta AG (Registered) (Materials)	1,137,483
20,819	Zurich Insurance Group AG (Insurance)*	6,038,845

		36,609,289

United Kingdom – 20.4%
26,347	Anglo American PLC (Materials)	576,612
46,156	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	839,249
131,312	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	7,790,342
57,774	Aviva PLC (Insurance)	432,234
504,363	BAE Systems PLC (Capital Goods)	3,638,876
325,274	Barclays PLC (Banks)	1,470,851
73,753	BHP Billiton PLC (Materials)	2,288,550
246,152	BP PLC ADR (Energy)(a)(b)	11,965,449
17,507	British American Tobacco PLC (Food, Beverage & Tobacco)	939,673
44,418	British Land Co. PLC (REIT)	463,079
86,405	Capita PLC (Commercial & Professional Services)	1,487,308
93,890	Compass Group PLC (Consumer Services)	1,507,393
47,423	Diageo PLC (Food, Beverage & Tobacco)	1,571,531

Common Stocks – (continued)
United Kingdom – (continued)
253,718	G4S PLC (Commercial & Professional Services)	1,103,966
20,965	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,119,321
739,936	HSBC Holdings PLC (Banks)(a)	8,120,172
422,127	ICAP PLC (Diversified Financials)	3,161,694
109,211	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	4,233,905
50,056	Inmarsat PLC (Telecommunication Services)	627,615
330,340	Melrose Industries PLC (Capital Goods)	1,675,922
33,103	Pearson PLC (Media)	738,059
143,199	Persimmon PLC (Consumer Durables & Apparel)*	2,944,058
13,444	Reckitt Benckiser Group PLC (Household & Personal Products)	1,067,936
514,746	Resolution Ltd. (Insurance)	3,021,441
110,560	Rio Tinto PLC (Materials)	6,247,709
5,711	RSA Insurance Group PLC (Insurance)	8,644
9,279	SABMiller PLC (Food, Beverage & Tobacco)	477,637
27,557	Segro PLC (REIT)	152,533
76,993	SSE PLC (Utilities)	1,749,606
120,972	Standard Chartered PLC (Banks)	2,732,389
121,269	Unilever PLC (Food, Beverage & Tobacco)	4,989,711
154,528	Vodafone Group PLC ADR (Telecommunication Services)(a)(b)	6,074,496

		85,217,961

TOTAL COMMON STOCKS
(Cost $404,204,846)		$414,971,663

Preferred Stocks – 0.6%
Germany – 0.6%
25,290	Bayerische Motoren Werke AG (Automobiles & Components)(a)	$2,162,613
14,294	RWE AG (Utilities)	457,814

TOTAL PREFERRED STOCKS
(Cost $2,663,491)		$2,620,427

TOTAL INVESTMENTS – 99.8%
(Cost $406,868,337)		$417,592,090

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		636,445

NET ASSETS – 100.0%		$418,228,535

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	(6)	March 2014	$(256,541)	$(755)
FTSE 100 Index	(2)	March 2014	(221,815)	(948)
TSE TOPIX Index	11	March 2014	1,360,507	47,392
TOTAL				$45,689

WRITTEN OPTIONS CONTRACTS — At December 31, 2013, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Rate		Expiration Month	Value
EURO STOXX 50 Index	1,845	EUR	3,075	March 2014	$(2,804,674)
FTSE 100 Index	346	GBP	6,700	March 2014	(816,466)
Nikkei-225 Stock Average	249	JPY	15,750	March 2014	(2,340,804)
TOTAL (Premiums Received $3,970,972)	2,440				$(5,961,944)

For the year ended December 31, 2013, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2012	2,755	$3,138,291
Contracts written	11,296	14,505,880
Contracts expired	(3,460)	(2,533,517)
Contracts bought to close	(8,151)	(11,139,682)
Contracts Outstanding December 31, 2013	2,440	$3,970,972

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value
Common Stocks – 93.7%
Automobiles & Components – 1.4%
58,680	BorgWarner, Inc.	$3,280,799
16,019	General Motors Co.*	654,696
92,927	Gentex Corp.	3,065,662
9,794	Johnson Controls, Inc.	502,432

		7,503,589

Banks – 3.1%
2,916	BOK Financial Corp.	193,389
7,860	Hancock Holding Co.	288,305
2,190	M&T Bank Corp.	254,960
63,147	Ocwen Financial Corp.*	3,501,501
64,124	The PNC Financial Services Group, Inc.	4,974,740
15,761	U.S. Bancorp	636,745
17,464	Umpqua Holdings Corp.(a)	334,261
148,636	Wells Fargo & Co.	6,748,074

		16,931,975

Capital Goods – 8.5%
8,748	AGCO Corp.	517,794
31,608	Alliant Techsystems, Inc.	3,846,061
2,900	Danaher Corp.	223,880
10,364	DigitalGlobe, Inc.*	426,479
20,780	Donaldson Co., Inc.	903,099
184,993	General Electric Co.	5,185,354
9,481	Honeywell International, Inc.	866,279
3,718	Hyster-Yale Materials Handling, Inc.	346,369
73,341	Illinois Tool Works, Inc.	6,166,457
1,626	L-3 Communications Holdings, Inc.	173,754
29,272	Lockheed Martin Corp.	4,351,575
64,168	Raytheon Co.	5,820,038
37,020	Spirit Aerosystems Holdings, Inc. Class A*	1,261,642
9,368	TAL International Group, Inc.*	537,255
23,061	Taser International, Inc.*	366,209
56,699	The Boeing Co.	7,738,846
6,527	Trex Co., Inc.*	519,092
18,029	United Technologies Corp.	2,051,700
26,059	WABCO Holdings, Inc.*	2,434,171
23,184	Watsco, Inc.	2,227,055

		45,963,109

Commercial & Professional Services – 0.6%
2,261	Barrett Business Services, Inc.	209,685
3,402	Consolidated Graphics, Inc.*	229,431
9,909	Kforce, Inc.	202,738
19,177	Manpowergroup, Inc.	1,646,537
65,378	Steelcase, Inc. Class A	1,036,895

		3,325,286

Consumer Durables & Apparel – 2.9%
3,573	Arctic Cat, Inc.	203,590
9,843	Columbia Sportswear Co.(a)	775,136
104,934	Garmin Ltd.(a)	4,850,050
3,479	Harman International Industries, Inc.	284,756
33,386	Hasbro, Inc.(a)	1,836,564
81,639	NIKE, Inc. Class B	6,420,091

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
1,016	NVR, Inc.*	$1,042,426
6,113	Sturm, Ruger & Co., Inc.	446,799

		15,859,412

Consumer Services – 2.6%
9,538	Bally Technologies, Inc.*	748,256
38,746	Boyd Gaming Corp.*	436,280
45,624	Carnival Corp.	1,832,716
24,309	Las Vegas Sands Corp.	1,917,251
6,048	Marriott International, Inc. Class A	298,529
6,393	Multimedia Games Holding Co., Inc.*	200,484
24,592	Papa John’s International, Inc.	1,116,477
17,760	Starbucks Corp.	1,392,206
5,310	Wyndham Worldwide Corp.	391,294
28,498	Wynn Resorts Ltd.	5,534,597

		13,868,090

Diversified Financials – 5.1%
12,883	Ameriprise Financial, Inc.	1,482,189
28,423	BGC Partners, Inc. Class A	172,243
49,202	Capital One Financial Corp.	3,769,365
14,465	CBOE Holdings, Inc.	751,602
92,903	Citigroup, Inc.	4,841,175
10,234	Cohen & Steers, Inc.(a)	409,974
29,252	FXCM, Inc. Class A	521,856
2,873	Greenhill & Co., Inc.	166,462
8,745	Investment Technology Group, Inc.*	179,797
153,495	JPMorgan Chase & Co.	8,976,388
13,021	Leucadia National Corp.	369,015
13,256	Morgan Stanley	415,708
11,360	PHH Corp.*	276,616
163,531	TD Ameritrade Holding Corp.	5,010,590

		27,342,980

Energy – 7.4%
18,486	Baker Hughes, Inc.	1,021,536
40,530	Chevron Corp.	5,062,602
90,356	ConocoPhillips	6,383,652
5,045	Core Laboratories NV	963,343
3,857	EOG Resources, Inc.	647,359
6,150	Exterran Holdings, Inc.*	210,330
57,736	Exxon Mobil Corp.	5,842,883
40,501	Green Plains Renewable Energy, Inc.	785,314
5,681	Helmerich & Payne, Inc.	477,659
42,992	Hess Corp.	3,568,336
44,514	Marathon Petroleum Corp.	4,083,269
73,528	Occidental Petroleum Corp.	6,992,513
38,803	Phillips 66	2,992,875
20,542	Western Refining, Inc.(a)	871,186

		39,902,857

Food & Staples Retailing – 1.2%
1,972	Costco Wholesale Corp.	234,688
70,703	CVS Caremark Corp.	5,060,214
31,304	Safeway, Inc.	1,019,571
4,784	The Andersons, Inc.	426,589

		6,741,062

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – 5.8%
173,932	Altria Group, Inc.	$6,677,249
82,254	Archer-Daniels-Midland Co.	3,569,824
49,247	Bunge Ltd.	4,043,671
29,998	Green Mountain Coffee Roasters, Inc.*(a)	2,267,249
19,866	Lancaster Colony Corp.	1,751,188
21,314	Mead Johnson Nutrition Co.	1,785,261
254,314	Pilgrim’s Pride Corp.*	4,132,602
54,013	Sanderson Farms, Inc.	3,906,760
12,845	The Hershey Co.	1,248,919
62,675	Tyson Foods, Inc. Class A	2,097,106

		31,479,829

Health Care Equipment & Services – 5.4%
93,269	Abbott Laboratories	3,575,001
41,127	AmerisourceBergen Corp.	2,891,639
12,250	Becton, Dickinson and Co.	1,353,503
205,911	Boston Scientific Corp.*	2,475,050
20,463	Cardinal Health, Inc.	1,367,133
9,739	DENTSPLY International, Inc.	472,147
36,357	McKesson Corp.	5,868,020
113,296	Medtronic, Inc.	6,502,057
75,971	St. Jude Medical, Inc.	4,706,403

		29,210,953

Household & Personal Products – 1.5%
20,503	Kimberly-Clark Corp.	2,141,743
34,866	Nu Skin Enterprises, Inc. Class A	4,819,179
8,283	The Procter & Gamble Co.	674,319
5,291	USANA Health Sciences, Inc.*(a)	399,894

		8,035,135

Insurance – 3.3%
22,280	Aflac, Inc.	1,488,304
20,447	Amtrust Financial Services, Inc.(a)	668,413
58,457	Berkshire Hathaway, Inc. Class B*	6,930,662
17,026	Marsh & McLennan Companies, Inc.	823,377
12,012	MetLife, Inc.	647,687
64,085	Prudential Financial, Inc.	5,909,919
9,870	Reinsurance Group of America, Inc.	764,037
10,305	Unum Group	361,499

		17,593,898

Materials – 3.7%
16,549	Allegheny Technologies, Inc.	589,641
23,744	Globe Specialty Metals, Inc.	427,630
66,105	LyondellBasell Industries NV Class A	5,306,909
14,360	Minerals Technologies, Inc.	862,605
74,710	Olin Corp.	2,155,384
6,258	Packaging Corp. of America	396,006
30,447	PPG Industries, Inc.	5,774,578
47,629	Reliance Steel & Aluminum Co.	3,612,183
13,260	Schnitzer Steel Industries, Inc. Class A	433,204
25,080	SunCoke Energy, Inc.*	572,075

		20,130,215

Common Stocks – (continued)
Media – 2.6%
48,217	Comcast Corp. Class A	$2,461,590
74,301	DIRECTV*	5,133,456
1,227	Graham Holdings Co. Class B*	813,894
14,898	Regal Entertainment Group Class A(a)	289,766
62,130	Viacom, Inc. Class B	5,426,434

		14,125,140

Pharmaceuticals, Biotechnology & Life Sciences – 9.3%
77,032	AbbVie, Inc.	4,068,060
15,723	Actavis PLC*	2,641,464
28,864	Alexion Pharmaceuticals, Inc.*	3,840,644
19,843	Amgen, Inc.	2,265,277
16,914	Biogen Idec, Inc.*	4,731,691
48,696	Cambrex Corp.*	868,250
6,785	Celgene Corp.*	1,146,393
8,509	Genomic Health, Inc.*	249,058
10,283	Gilead Sciences, Inc.*	772,767
118,169	Johnson & Johnson	10,823,099
20,007	Life Technologies Corp.*	1,516,531
32,968	Merck & Co., Inc.	1,650,048
31,704	PDL BioPharma, Inc.(a)	267,582
326,686	Pfizer, Inc.	10,006,392
16,654	Pharmacyclics, Inc.*	1,761,660
14,856	Questcor Pharmaceuticals, Inc.(a)	808,909
6,353	Santarus, Inc.*	203,042
4,670	United Therapeutics Corp.*	528,084
31,212	Vertex Pharmaceuticals, Inc.*	2,319,052

		50,468,003

Real Estate – 2.3%
53,031	American Tower Corp. (REIT)	4,232,934
41,224	CBRE Group, Inc. Class A*	1,084,191
28,074	Extra Space Storage, Inc. (REIT)	1,182,758
109,543	Realogy Holdings Corp.*	5,419,297
20,314	The Geo Group, Inc. (REIT)	654,574

		12,573,754

Retailing – 6.4%
9,239	Amazon.com, Inc.*	3,684,421
11,496	AutoZone, Inc.*	5,493,957
57,272	GameStop Corp. Class A	2,821,219
19,178	Guess?, Inc.	595,860
9,840	L Brands, Inc.	608,604
178,063	Liberty Interactive Corp. Series A*	5,226,149
16,726	Lowe’s Companies, Inc.	828,773
5,167	Lumber Liquidators Holdings, Inc.*	531,633
37,334	O’Reilly Automotive, Inc.*	4,805,259
5,544	Priceline.com, Inc.*	6,444,346
54,891	Target Corp.	3,472,954
2,503	TripAdvisor, Inc.*	207,323

		34,720,498

Semiconductors & Semiconductor Equipment – 2.1%
18,548	Advanced Energy Industries, Inc.*	424,007
181,233	Broadcom Corp. Class A	5,373,559
32,614	Intel Corp.	846,659

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
42,708	Lam Research Corp.*	$2,325,451
78,832	SunPower Corp.*(a)	2,349,982

		11,319,658

Software & Services – 8.6%
89,703	Activision Blizzard, Inc.	1,599,433
25,773	Aspen Technology, Inc.*	1,077,311
9,155	Constant Contact, Inc.*	284,446
25,181	eBay, Inc.*	1,382,185
3,803	Euronet Worldwide, Inc.*	181,974
3,807	FactSet Research Systems, Inc.(a)	413,364
11,565	Google, Inc. Class A*	12,961,011
7,365	IAC/InterActiveCorp	505,902
6,061	Lender Processing Services, Inc.	226,560
9,231	Mastercard, Inc. Class A	7,712,131
36,898	Mentor Graphics Corp.	888,135
81,304	Microsoft Corp.(b)	3,043,209
212,944	Oracle Corp.	8,147,238
17,420	Pandora Media, Inc.*	463,372
10,026	Shutterstock, Inc.*(a)	838,474
7,659	TeleTech Holdings, Inc.*	183,357
12,293	VeriSign, Inc.*	734,876
9,911	VistaPrint NV*	563,440
11,116	VMware, Inc. Class A*	997,216
50,292	Zillow, Inc. Class A*(a)	4,110,365

		46,313,999

Technology Hardware & Equipment – 4.8%
18,630	Apple, Inc.(b)	10,453,479
61,472	Benchmark Electronics, Inc.*	1,418,774
37,269	Ciena Corp.*	891,847
155,114	Corning, Inc.	2,764,132
34,310	Daktronics, Inc.	537,981
24,038	EchoStar Corp. Class A*	1,195,169
6,000	FLIR Systems, Inc.	180,600
3,680	Harris Corp.	256,901
60,841	Hewlett-Packard Co.	1,702,331
25,522	Lexmark International, Inc. Class A	906,553
17,200	Western Digital Corp.	1,443,080
326,626	Xerox Corp.	3,975,038

		25,725,885

Telecommunication Services – 0.3%
13,829	AT&T, Inc.(b)	486,197
9,479	United States Cellular Corp.	396,412
11,270	Verizon Communications, Inc.	553,808

		1,436,417

Transportation – 3.6%
12,321	Alaska Air Group, Inc.	903,992
14,103	Allegiant Travel Co.	1,487,020
159,879	American Airlines Group, Inc.*(a)	4,036,945
11,928	Arkansas Best Corp.	401,735
15,629	CSX Corp.	449,646
65,438	Delta Air Lines, Inc.	1,797,582
3,220	FedEx Corp.	462,939
51,198	Hertz Global Holdings, Inc.*	1,465,287

Common Stocks – (continued)
Transportation – (continued)
5,745	Saia, Inc.*	184,127
125,212	SkyWest, Inc.	1,856,894
30,565	Spirit Airlines, Inc.*	1,387,957
9,688	Union Pacific Corp.	1,627,584
34,574	United Parcel Service, Inc. Class B	3,633,036

		19,694,744

Utilities – 1.2%
9,873	American Water Works Co., Inc.	417,233
185,823	Exelon Corp.	5,089,692
19,940	Pinnacle West Capital Corp.	1,055,225

		6,562,150

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $375,806,521)		$506,828,638

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 3.6%
Goldman Sachs Financial Square Money Market Fund – FST Shares
19,546,094	0.027%	$19,546,094
(Cost $19,546,094)

TOTAL INVESTMENTS – 97.3%
(Cost $395,352,615)		$526,374,732

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		14,695,655

NET ASSETS – 100.0%		$541,070,387

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	24	March 2014	$2,787,360	$75,173
S&P 500 E-mini Index	314	March 2014	28,905,270	642,878
TOTAL				$718,051

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value
Common Stocks – 91.1%
Australia – 9.7%
895,338	Arrium Ltd. (Materials)	$1,406,010
64,507	Australia & New Zealand Banking Group Ltd. (Banks)	1,862,202
44,562	BHP Billiton Ltd. (Materials)	1,519,250
30,957	BlueScope Steel Ltd. (Materials)*	161,516
130,405	Challenger Ltd. (Diversified Financials)	724,241
25,599	Charter Hall Group (REIT)	83,665
31,480	Commonwealth Bank of Australia (Banks)	2,193,436
138,334	Commonwealth Property Office Fund (REIT)	154,044
750,907	Envestra Ltd. (Utilities)	765,316
179,940	Insurance Australia Group Ltd. (Insurance)	936,883
24,908	JB Hi-Fi Ltd. (Retailing)(a)	479,555
38,244	National Australia Bank Ltd. (Banks)	1,193,673
22,980	NIB Holdings Ltd. (Insurance)	56,092
38,948	Ramsay Health Care Ltd. (Health Care Equipment & Services)	1,507,341
22,865	Rio Tinto Ltd. (Materials)	1,399,503
22,374	Sonic Healthcare Ltd. (Health Care Equipment & Services)	332,041
130,091	Suncorp Group Ltd. (Insurance)	1,526,990
329,865	Telstra Corp. Ltd. (Telecommunication Services)	1,548,256
49,599	Wesfarmers Ltd. (Food & Staples Retailing)	1,952,859
91,229	Westpac Banking Corp. (Banks)	2,644,608

		22,447,481

Austria – 0.7%
27,569	OMV AG (Energy)	1,319,469
7,051	Voestalpine AG (Materials)	338,831

		1,658,300

Belgium – 1.1%
6,916	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	735,422
1,316	Bekaert SA NV (Materials)	46,577
3,465	Delhaize Group SA (Food & Staples Retailing)	206,140
28,206	KBC Groep NV (Banks)	1,603,667

		2,591,806

Bermuda – 0.2%
29,270	Catlin Group Ltd. (Insurance)	281,774
21,703	Golden Ocean Group Ltd. (Transportation)	52,259
17,505	Hiscox Ltd. (Insurance)	201,752

		535,785

Denmark – 0.4%
9,877	GN Store Nord A/S (Health Care Equipment & Services)	242,737
1,102	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	201,998

Common Stocks – (continued)
Denmark – (continued)
14,794	Vestas Wind Systems A/S (Capital Goods)*	438,072

		882,807

Finland – 0.7%
71,603	Neste Oil Oyj (Energy)(a)	1,416,055
15,663	Ramirent Oyj (Capital Goods)	197,320
12,357	Rautaruukki Oyj (Materials)	114,603

		1,727,978

France – 11.2%
40,355	AXA SA (Insurance)	1,123,791
34,896	BNP Paribas SA (Banks)	2,722,143
985	Compagnie de Saint-Gobain (Capital Goods)	54,261
26,635	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	2,833,984
134,669	Credit Agricole SA (Banks)*	1,726,313
10,557	Danone SA (Food, Beverage & Tobacco)	761,602
7,096	Fonciere Des Regions (REIT)	612,559
10,418	Gecina SA (REIT)	1,379,417
5,792	Lagardere SCA (Media)	215,310
60,073	Legrand SA (Capital Goods)	3,310,774
13,214	MPI (Energy)	56,181
256,592	Natixis (Banks)	1,509,591
24,447	Plastic Omnium SA (Automobiles & Components)	683,916
18,124	Renault SA (Automobiles & Components)	1,458,555
24,451	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	2,611,243
5,699	Schneider Electric SA (Capital Goods)	497,190
3,641	Societe Television Francaise 1 (Media)	70,168
4,921	Thales SA (Capital Goods)	317,127
29,981	Total SA (Energy)	1,840,218
34,300	Vinci SA (Capital Goods)	2,254,583

		26,038,926

Germany – 4.6%
6,330	Allianz SE (Registered) (Insurance)	1,138,930
6,307	BASF SE (Materials)	673,171
15,296	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,147,722
11,174	Celesio AG (Health Care Equipment & Services)(a)	354,293
8,158	Continental AG (Automobiles & Components)	1,792,227
594	Daimler AG (Registered) (Automobiles & Components)	51,550
3,039	Deutsche Telekom AG (Registered) (Telecommunication Services)	52,363
22,764	Drillisch AG (Telecommunication Services)	660,576
47,591	Freenet AG (Telecommunication Services)*	1,429,919

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
706	Henkel AG & Co. KGaA (Household & Personal Products)	$73,607
1,971	KUKA AG (Capital Goods)	92,504
6,659	LPKF Laser & Electronics AG (Technology Hardware & Equipment)	170,324
15,627	Nordex SE (Capital Goods)*	207,234
5,007	OSRAM Licht AG (Capital Goods)*	282,413
8,569	ProSiebenSat.1 Media AG (Registered) (Media)	425,501
456	SAP AG (Software & Services)	39,545
18,955	United Internet AG (Registered) (Software & Services)	808,053
739	Wincor Nixdorf AG (Technology Hardware & Equipment)	51,297
1,096	XING AG (Software & Services)	112,691

		10,563,920

Hong Kong – 3.2%
168,000	AIA Group Ltd. (Insurance)	845,626
81,500	BOC Hong Kong Holdings Ltd. (Banks)	261,750
27,000	CLP Holdings Ltd. (Utilities)	213,552
16,100	Hang Seng Bank Ltd. (Banks)	261,489
132,000	Hutchison Whampoa Ltd. (Capital Goods)	1,798,601
99,600	MGM China Holdings Ltd. (Consumer Services)	426,275
1,867,000	Noble Group Ltd. (Capital Goods)	1,590,009
243,000	SJM Holdings Ltd. (Consumer Services)	816,837
35,000	Swire Pacific Ltd. Class A (Real Estate)	411,238
24,000	Wharf Holdings Ltd. (Real Estate)	183,844
73,000	Wheelock & Co. Ltd. (Real Estate)	336,302
70,000	Wynn Macau Ltd. (Consumer Services)	318,195

		7,463,718

Ireland – 0.8%
38,332	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,806,480
51,264	Total Produce PLC (Food & Staples Retailing)	57,697

		1,864,177

Israel – 0.0%
6,854	Mizrahi Tefahot Bank Ltd. (Banks)	89,713

Italy – 2.2%
60,296	A2A SpA (Utilities)	70,568
6,149	ASTM SpA (Transportation)	97,303
625,808	Banca Popolare di Milano Scarl (Banks)*	385,652
27,209	Enel SpA (Utilities)	118,724
1,626	Exor SpA (Diversified Financials)	64,627
18,973	Gtech SpA (Consumer Services)	578,233
783,918	Intesa Sanpaolo SpA (Banks)	1,811,271
200,071	Iren SpA (Utilities)	306,845
131,653	Mediaset SpA (Media)*	624,355
135,322	UniCredit SpA (Banks)	998,223

		5,055,801

Common Stocks – (continued)
Japan – 19.8%
19,800	Accordia Golf Co. Ltd. (Consumer Services)	249,781
16,700	AEON Financial Service Co. Ltd. (Diversified Financials)	447,817
2,800	Aisin Seiki Co. Ltd. (Automobiles & Components)	113,837
2,500	Alfresa Holdings Corp. (Health Care Equipment & Services)	124,087
21,000	Amada Co. Ltd. (Capital Goods)	185,458
3,500	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	98,769
1,500	C’BON COSMETICS Co. Ltd. (Household & Personal Products)	31,055
3,800	Central Japan Railway Co. (Transportation)	447,838
18,800	Chubu Electric Power Co., Inc. (Utilities)	243,043
500	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	54,252
21,900	Credit Saison Co. Ltd. (Diversified Financials)	577,328
41,000	Daiwa Securities Group, Inc. (Diversified Financials)	410,638
4,000	Electric Power Development Co. Ltd. (Utilities)	116,627
3,600	Fast Retailing Co. Ltd. (Retailing)	1,486,882
24,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	689,735
61,700	Fuji Media Holdings, Inc. (Media)	1,263,551
14,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	417,260
74,600	Hakuhodo DY Holdings, Inc. (Media)	578,353
12,600	Heiwa Real Estate Co. Ltd. (Real Estate)	219,365
1,400	HIS Co. Ltd. (Consumer Services)	69,951
68,000	Hitachi Ltd. (Technology Hardware & Equipment)	515,586
5,600	Hokuriku Electric Power Co. (Utilities)	76,050
47,400	Honda Motor Co. Ltd. (Automobiles & Components)	1,956,536
118,000	Isuzu Motors Ltd. (Automobiles & Components)	735,959
22,300	Japan Airlines Co. Ltd. (Transportation)	1,100,088
12,600	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	409,988
43,900	JFE Holdings, Inc. (Materials)	1,046,139
10,200	JTEKT Corp. (Capital Goods)	174,042
72,900	Kakaku.com, Inc. (Software & Services)	1,280,592
529,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	1,339,857
6,500	KDDI Corp. (Telecommunication Services)	400,499
42,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	604,862
13,600	Komori Corp. (Capital Goods)	231,900
15,000	Konica Minolta, Inc. (Technology Hardware & Equipment)	149,899
5,300	Konoike Transport Co. Ltd. (Transportation)	78,029
7,000	Kubota Corp. (Capital Goods)	116,111

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
17,800	Kyokuto Securities Co. Ltd. (Diversified Financials)	$361,439
5,300	Kyushu Electric Power Co., Inc. (Utilities)*	67,690
1,000	Mandom Corp. (Household & Personal Products)	31,662
5,900	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	205,716
12,000	Mito Securities Co. Ltd. (Diversified Financials)	58,841
16,000	Mitsubishi Materials Corp. (Materials)	59,143
384,300	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,551,520
104,800	Mitsui & Co. Ltd. (Capital Goods)	1,461,032
311,000	Mitsui OSK Lines Ltd. (Transportation)	1,403,604
204,600	Mizuho Financial Group, Inc. (Banks)	444,193
45,300	MS&AD Insurance Group Holdings (Insurance)	1,217,618
14,400	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	319,716
81,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	425,505
17,500	Nippon Paper Industries Co. Ltd. (Materials)(a)	325,025
16,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	910,241
116,600	Nomura Holdings, Inc. (Diversified Financials)	901,063
7,400	Nomura Real Estate Holdings, Inc. (Real Estate)	166,743
22,500	NTT Data Corp. (Software & Services)	831,230
50,700	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,463,908
10,300	Pigeon Corp. (Household & Personal Products)	499,545
700	Sanrio Co. Ltd. (Retailing)	29,475
19,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	233,159
28,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,150,695
405,000	Sharp Corp. (Consumer Durables & Apparel)*	1,289,481
3,500	Shiseido Co. Ltd. (Household & Personal Products)	56,285
7,900	Showa Corp. (Automobiles & Components)	127,445
11,800	SoftBank Corp. (Telecommunication Services)	1,035,459
2,700	Sony Financial Holdings, Inc. (Insurance)	49,182
49,200	Start Today Co. Ltd. (Retailing)	1,223,383
43,500	Sumitomo Corp. (Capital Goods)	546,714
40,500	Sumitomo Electric Industries Ltd. (Capital Goods)	677,000
16,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	868,457
257,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,359,842
8,500	T&D Holdings, Inc. (Insurance)	118,971

Common Stocks – (continued)
Japan – (continued)
338,000	Taiheiyo Cement Corp. (Materials)	$1,299,864
3,200	Taikisha Ltd. (Capital Goods)	71,081
7,800	The Chugoku Electric Power Co., Inc. (Utilities)	121,448
28,200	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	471,871
11,700	Tohoku Electric Power Co., Inc. (Utilities)*	131,803
4,300	Tokio Marine Holdings, Inc. (Insurance)	143,920
18,000	Tokyo Tatemono Co. Ltd. (Real Estate)	200,159
1,100	Topre Corp. (Automobiles & Components)	16,306
255,000	Toshiba Corp. (Capital Goods)	1,073,502
26,800	Toyota Motor Corp. (Automobiles & Components)	1,634,132
9,800	Tv Tokyo Holdings Corp. (Media)	156,238
2,900	Wacom Co. Ltd. (Technology Hardware & Equipment)	20,391

		45,853,461

Luxembourg – 0.1%
14,441	Aperam (Materials)*	267,133

Netherlands – 3.6%
127,308	ING Groep NV CVA (Diversified Financials)*	1,778,307
97,863	Koninklijke Ahold NV (Food & Staples Retailing)	1,758,710
25,165	Randstad Holding NV (Commercial & Professional Services)	1,633,036
24,998	Royal Dutch Shell PLC Class A (Energy)	893,009
4,951	Royal Dutch Shell PLC Class B (Energy)	186,753
55,878	TNT Express NV (Transportation)	519,746
32,145	Ziggo NV (Telecommunication Services)	1,469,929

		8,239,490

Norway – 1.3%
13,288	DNB ASA (Banks)	238,495
47,005	Gjensidige Forsikring ASA (Insurance)	899,009
85,559	Kongsberg Automotive Holding ASA (Automobiles & Components)*	81,789
2,327	Kongsberg Gruppen AS (Capital Goods)	48,917
7,175	Statoil ASA (Energy)	174,471
64,455	Telenor ASA (Telecommunication Services)	1,540,062

		2,982,743

Singapore – 2.0%
224,000	Cityspring Infrastructure Trust (Utilities)	83,505
56,504	DBS Group Holdings Ltd. (Banks)	767,876
80,000	Fortune Real Estate Investment Trust (REIT)	63,885
2,890,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	1,251,081

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Singapore – (continued)
72,000	Hyflux Ltd. (Utilities)	$66,832
3,000	Jardine Cycle & Carriage Ltd. (Retailing)	85,712
154,000	Olam International Ltd. (Food & Staples Retailing)	187,854
129,000	Singapore Telecommunications Ltd. (Telecommunication Services)	375,147
9,000	United Overseas Bank Ltd. (Banks)	151,983
69,000	UOL Group Ltd. (Real Estate)	339,612
488,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	1,325,546

		4,699,033

Spain – 4.7%
2,482	ACS Actividades de Construccion y Servicios SA (Capital Goods)	85,558
89,214	Amadeus IT Holding SA Class A (Software & Services)	3,821,509
70,257	Banco Bilbao Vizcaya Argentaria SA (Banks)	869,117
31,184	Banco Santander SA (Banks)	280,422
7,739	Bankinter SA (Banks)	53,180
72,980	Ferrovial SA (Capital Goods)	1,413,755
138,540	Gamesa Corp. Tecnologica SA (Capital Goods)*	1,446,495
4,581	Gas Natural SDG SA (Utilities)	117,912
6,472	Grupo Catalana Occidente SA (Insurance)	232,009
93,447	Iberdrola SA (Utilities)	596,357
23,745	Mediaset Espana Comunicacion SA (Media)*(a)	274,339
65,213	Repsol SA (Energy)	1,645,528

		10,836,181

Sweden – 1.8%
4,588	Axfood AB (Food & Staples Retailing)	230,190
4,019	Hennes & Mauritz AB Class B (Retailing)	185,101
13,310	Medivir AB (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	174,863
2,767	Modern Times Group AB Class B (Media)	143,440
216,928	Nordea Bank AB (Banks)	2,924,797
17,522	Opus Group AB (Technology Hardware & Equipment)	39,910
18,969	Swedbank AB Class A (Banks)	534,344

		4,232,645

Switzerland – 6.4%
19,312	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,638,059
3,776	Basilea Pharmaceutica (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	448,018
3,524	EMS-Chemie Holding AG (Registered) (Materials)	1,256,566
5,140	Geberit AG (Registered) (Capital Goods)*	1,559,379

Common Stocks – (continued)
Switzerland – (continued)
5,582	Kudelski SA (Technology Hardware & Equipment)	85,329
312	Kuoni Reisen Holding AG (Registered) (Consumer Services)*	140,752
24	Lindt & Spruengli AG (Registered) (Food, Beverage & Tobacco)	1,294,098
1,606	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	152,623
9,857	Nestle SA (Registered) (Food, Beverage & Tobacco)	722,420
14,028	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,124,335
75,899	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	1,137,006
12,762	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,571,368
17,358	Swiss Re AG (Insurance)*	1,600,207

		14,730,160

United Kingdom – 16.6%
16,828	Aberdeen Asset Management PLC (Diversified Financials)	139,936
4,294	Admiral Group PLC (Insurance)	93,339
15,643	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	928,052
224,091	BAE Systems PLC (Capital Goods)	1,616,771
318,362	Barclays PLC (Banks)	1,439,596
17,962	BHP Billiton PLC (Materials)	557,359
22,071	Blinkx PLC (Software & Services)*(a)	75,070
6,399	Bodycote PLC (Capital Goods)	71,123
81,460	BP PLC ADR (Energy)	3,959,771
30,662	British American Tobacco PLC (Food, Beverage & Tobacco)	1,645,756
27,422	BT Group PLC (Telecommunication Services)	172,921
14,449	Cobham PLC (Capital Goods)	65,774
15,032	Diageo PLC (Food, Beverage & Tobacco)	498,139
78,621	easyJet PLC (Transportation)	2,003,815
58,626	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	3,130,042
36,733	Hammerson PLC (REIT)	305,809
29,113	Hansteen Holdings PLC (REIT)	52,208
404,137	HSBC Holdings PLC (Banks)	4,435,062
5,923	IG Group Holdings PLC (Diversified Financials)	60,511
30,387	IMI PLC (Capital Goods)	769,519
119,083	Intermediate Capital Group PLC (Diversified Financials)	830,312
310,508	ITV PLC (Media)	999,260
154,457	J Sainsbury PLC (Food & Staples Retailing)	934,809
85,054	Ladbrokes PLC (Consumer Services)	252,764
7,482	Lancashire Holdings Ltd. (Insurance)	100,580
21,924	Land Securities Group PLC (REIT)	350,225

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2013

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
93,620	Lavendon Group PLC (Capital Goods)	$268,877
104,522	Mondi PLC (Materials)	1,814,346
30,742	National Grid PLC (Utilities)	402,081
9,667	Next PLC (Retailing)	873,815
810	Rank Group PLC (Consumer Services)	1,811
90,633	Rexam PLC (Materials)	797,407
9,999	Rio Tinto PLC (Materials)	565,040
25,482	Standard Chartered PLC (Banks)	575,561
12,330	TalkTalk Telecom Group PLC (Telecommunication Services)	62,601
25,413	Tetragon Financial Group Ltd. (Diversified Financials)	254,717
127,553	Thomas Cook Group PLC (Consumer Services)*	354,035
217,857	TUI Travel PLC (Consumer Services)	1,493,282
23,749	Unilever PLC (Food, Beverage & Tobacco)	977,172
116,562	Vodafone Group PLC ADR (Telecommunication Services)	4,582,052

		38,511,320

TOTAL COMMON STOCKS
(Cost $167,812,936)		$211,272,578

Preferred Stocks – 1.5%
Germany – 1.5%
14,255	Henkel AG & Co. KGaA (Household & Personal Products)	$1,656,924
16,189	Porsche Automobil Holding SE (Automobiles & Components)	1,689,995
6,224	Sixt SE (Transportation)	164,713

TOTAL PREFERRED STOCKS
(Cost $2,571,703)		$3,511,632

Units	Description	Expiration Month	Value
Right* – 0.0%
Spain – 0.0%
65,213	Repsol SA (Energy)	01/14	$44,498
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $170,384,639)			$214,828,708

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 1.2%
Goldman Sachs Financial Square Money Market Fund – FST Shares
2,752,108	0.027%	$2,752,108
(Cost $2,752,108)

TOTAL INVESTMENTS – 93.8%
(Cost $173,136,747)		$217,580,816

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.2%		14,504,148

NET ASSETS – 100.0%		$232,084,964

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	166	March 2014	$7,097,622	$233,202
FTSE 100 Index	30	March 2014	3,327,218	82,075
Hang Seng Index	2	January 2014	300,904	1,451
MSCI Singapore Index	3	January 2014	173,636	1,819
SPI 200 Index	10	March 2014	1,187,111	30,295
TSE TOPIX Index	25	March 2014	3,092,062	86,038
TOTAL				$434,880

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2013

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	Structured Tax- Managed Equity Fund	Structured International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,156,963,300, $406,868,337, $375,806,521 and $170,384,639)(a)	$1,345,551,906	$417,592,090	$506,828,638	$214,828,708
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	19,546,094	2,752,108
Cash	7,332,521	216,062	33,294,699	1,381,234
Foreign currencies, at value (cost $0, $4,789,010, $0 and $14,793,890)	—	4,778,148	—	14,819,440
Receivables:
Fund shares sold	2,117,424	644,033	936,028	370,237
Dividends	1,952,320	449,319	483,975	162,278
Due from custodian	39,486	—	—	—
Reimbursement from investment adviser	9,715	—	—	4,538
Investments sold	—	—	—	631,154
Variation margin on certain derivative contracts	—	—	112,000	647
Foreign tax reclaims	—	958,669	—	147,707
Securities lending income	—	—	39,951	4,025
Other assets	26,306	6,901	6,536	4,830
Total assets	1,357,029,678	424,645,222	561,247,921	235,106,906

Liabilities:
Payables:
Written options, at value (premiums received $8,758,071, $3,970,972, $0 and $0)	12,315,600	5,961,944	—	—
Fund shares redeemed	1,089,734	34,702	56,039	—
Amounts owed to affiliates	988,776	301,535	348,216	166,683
Variation margin on certain derivative contracts	29,760	1,673	—	—
Payable upon return of securities loaned	—	—	19,546,094	2,752,108
Accrued expenses	139,550	116,833	227,185	103,151
Total liabilities	14,563,420	6,416,687	20,177,534	3,021,942

Net Assets:
Paid-in capital	1,166,946,202	408,244,840	411,101,256	231,185,231
Undistributed (distributions in excess of) net investment income	562,802	(174,412)	581,552	(624,925)
Accumulated net realized gain (loss)	(9,866,270)	1,329,923	(2,352,589)	(43,391,357)
Net unrealized gain	184,823,524	8,828,184	131,740,168	44,916,015
NET ASSETS	$1,342,466,258	$418,228,535	$541,070,387	$232,084,964
Net Assets:
Class A	$167,148,733	$10,323,140	$34,791,576	$3,387,738
Class B	—	—	647,522	—
Class C	66,872,417	2,581,998	10,648,091	69,995
Institutional	1,072,964,674	403,776,475	493,729,157	228,409,770
Service	—	—	410,805	—
Class IR	35,480,434	1,546,922	843,236	217,461
Total Net Assets	$1,342,466,258	$418,228,535	$541,070,387	$232,084,964
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	14,841,152	1,289,783	2,251,721	368,949
Class B	—	—	43,278	—
Class C	5,948,655	331,162	718,363	7,754
Institutional	95,487,199	51,195,121	31,518,617	25,106,133
Service	—	—	26,524	—
Class IR	3,153,829	196,421	53,773	23,710
Net asset value, offering and redemption price per share:(b)
Class A	$11.26	$8.00	$15.45	$9.18
Class B	—	—	14.96	—
Class C	11.24	7.80	14.82	9.03
Institutional	11.24	7.89	15.66	9.10
Service	—	—	15.49	—
Class IR	11.25	7.88	15.68	9.17

(a)	Includes loaned securities having a market value of $19,151,298 and $2,610,505 for the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds is $11.92, $8.47, $16.35 and $9.71, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2013

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	Structured Tax- Managed Equity Fund	Structured International Tax-Managed Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $43,711, $1,003,284, $10,448 and $399,714)	$39,053,168	$14,719,097	$7,667,926	$5,727,717
Securities lending income — affiliated issuer	—	—	490,983	155,803
Total investment income	39,053,168	14,719,097	8,158,909	5,883,520

Expenses:
Management fees	9,229,225	3,252,217	2,955,963	1,555,018
Distribution and Service fees(a)	976,166	52,915	182,729	17,222
Transfer Agent fees(a)	870,878	185,390	234,186	83,575
Custody, accounting and administrative services	113,748	215,600	60,513	128,504
Printing and mailing costs	112,755	41,445	35,799	27,303
Professional fees	95,979	82,259	96,649	93,550
Registration fees	92,120	63,971	75,028	61,407
Trustee fees	20,505	18,356	18,636	17,983
Service share fees — Service Plan	—	—	283	—
Service share fees — Shareholder Administration Plan	—	—	283	—
Other	37,777	16,542	18,951	14,267
Total expenses	11,549,153	3,928,695	3,679,020	1,998,829
Less — expense reductions	(229,129)	(61,619)	(245,178)	(234,705)
Net expenses	11,320,024	3,867,076	3,433,842	1,764,124
NET INVESTMENT INCOME	27,733,144	10,852,021	4,725,067	4,119,396

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	96,748,562	37,555,081	(5,660,926)	(10,658,481)
Futures contracts	6,080,138	1,633,804	3,396,300	1,023,424
Forward foreign currency exchange contracts	—	—	—	(107,901)
Foreign currency transactions	—	(615,302)	—	399,977
Written options	(61,740,878)	(15,252,770)	—	—
Net change in unrealized gain (loss) on:
Investments	212,084,059	26,217,790	134,833,617	42,867,893
Futures contracts	(227,709)	40,897	605,191	422,654
Forward foreign currency exchange contracts	—	—	—	446
Foreign currency translation	—	26,465	—	19,432
Written options	(3,802,508)	(733,794)	—	—
Net realized and unrealized gain	249,141,664	48,872,171	133,174,182	33,967,444
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$276,874,808	$59,724,192	$137,899,249	$38,086,840

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$404,208	N/A	$571,958	$307,200	N/A	$108,673	$403,283	N/A	$51,722
International Equity Dividend and Premium	31,102	N/A	21,813	23,637	N/A	4,145	153,995	N/A	3,613
Structured Tax-Managed Equity	81,988	$6,253	94,488	62,311	$1,188	17,953	151,462	$45	1,227
Structured International Tax-Managed Equity	16,860	N/A	362	12,813	N/A	69	70,405	N/A	288

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012
From operations:
Net investment income	$27,733,144	$29,474,160
Net realized gain (loss)	41,087,822	53,662,444
Net change in unrealized gain (loss)	208,053,842	12,717,605
Net increase in net assets resulting from operations	276,874,808	95,854,209

Distributions to shareholders:
From net investment income
Class A Shares	(3,047,018)	(3,355,936)
Class B Shares	—	—
Class C Shares	(686,738)	(658,283)
Institutional Shares	(23,318,921)	(25,086,206)
Service Shares	—	—
Class IR Shares	(610,924)	(431,612)
From net realized gains
Class A Shares	(6,580,117)	(7,111,148)
Class B Shares	—	—
Class C Shares	(2,621,248)	(2,239,420)
Institutional Shares	(42,757,396)	(46,453,558)
Service Shares	—	—
Class IR Shares	(1,379,858)	(976,489)
From capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(81,002,220)	(86,312,652)

From share transactions:
Proceeds from sales of shares	370,038,789	575,881,173
Reinvestment of distributions	69,717,772	74,352,894
Cost of shares redeemed	(398,636,137)	(331,796,812)
Net increase (decrease) in net assets resulting from share transactions	41,120,424	318,437,255
TOTAL INCREASE	236,993,012	327,978,812

Net assets:
Beginning of year	1,105,473,246	777,494,434
End of year	$1,342,466,258	$1,105,473,246
Undistributed (distributions in excess of) net investment income	$562,802	$377,494

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		Structured Tax-Managed Equity Fund		Structured International Tax-Managed Equity Fund
For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2012

$10,852,021	$10,802,941	$4,725,067	$5,017,357	$4,119,396	$3,808,562
23,320,813	(8,233,892)	(2,264,626)	53,314,012	(9,342,981)	17,668,650
25,551,358	45,186,054	135,438,808	(10,305,446)	43,310,425	2,586,424
59,724,192	47,755,103	137,899,249	48,025,923	38,086,840	24,063,636

(304,428)	(4,158,788)	(184,418)	(434,347)	(48,143)	(453,626)
—	—	—	(1,336)	—	—
(39,351)	(31,554)	—	(36,625)	(686)	(679)
(10,566,288)	(6,410,718)	(4,174,443)	(4,463,846)	(4,806,624)	(3,919,930)
—	—	(3,886)	(416)	—	—
(53,014)	(70,292)	(5,934)	(6,583)	(4,509)	(24)

(300,145)	(117,731)	(409,643)	—	—	—
—	—	(8,281)	—	—	—
(77,825)	(12,980)	(131,050)	—	—	—
(12,224,977)	(2,941,344)	(5,390,876)	—	—	—
—	—	(5,604)	—	—	—
(50,895)	(16,476)	(8,918)	—	—	—

—	—	—	—	(357)	—
—	—	—	—	(5)	—
—	—	—	—	(35,610)	—
—	—	—	—	(33)	—
(23,616,923)	(13,759,883)	(10,323,053)	(4,943,153)	(4,895,967)	(4,374,259)

106,927,807	349,510,707	176,510,247	95,171,403	88,954,530	47,480,065
23,159,810	13,353,842	10,211,977	4,905,467	4,888,674	4,371,275
(132,826,675)	(301,902,751)	(122,880,276)	(81,030,747)	(44,655,961)	(63,856,394)
(2,739,058)	60,961,798	63,841,948	19,046,123	49,187,243	(12,005,054)
33,368,211	94,957,018	191,418,144	62,128,893	82,378,116	7,684,323

384,860,324	289,903,306	349,652,243	287,523,350	149,706,848	142,022,525
$418,228,535	$384,860,324	$541,070,387	$349,652,243	$232,084,964	$149,706,848
$(174,412)	$(117,898)	$581,552	$71,214	$(624,925)	$(306,157)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$9.60	$0.20		$2.12	$2.32	$(0.20)	$(0.46)	$(0.66)
2013 - C	9.59	0.13		2.11	2.24	(0.13)	(0.46)	(0.59)
2013 - Institutional	9.58	0.25		2.12	2.37	(0.25)	(0.46)	(0.71)
2013 - IR	9.59	0.23		2.12	2.35	(0.23)	(0.46)	(0.69)
2012 - A	9.39	0.25		0.71	0.96	(0.24)	(0.51)	(0.75)
2012 - C	9.38	0.18		0.71	0.89	(0.17)	(0.51)	(0.68)
2012 - Institutional	9.37	0.28		0.72	1.00	(0.28)	(0.51)	(0.79)
2012 - IR	9.38	0.29		0.70	0.99	(0.27)	(0.51)	(0.78)
2011 - A	9.38	0.18	(d)	0.27	0.45	(0.19)	(0.25)	(0.44)
2011 - C	9.38	0.11	(d)	0.27	0.38	(0.13)	(0.25)	(0.38)
2011 - Institutional	9.36	0.22	(d)	0.27	0.49	(0.23)	(0.25)	(0.48)
2011 - IR	9.38	0.21	(d)	0.26	0.47	(0.22)	(0.25)	(0.47)
2010 - A	8.29	0.16	(e)	1.08	1.24	(0.15)	—	(0.15)
2010 - C	8.29	0.13	(e)	1.05	1.18	(0.09)	—	(0.09)
2010 - Institutional	8.28	0.26	(e)	1.01	1.27	(0.19)	—	(0.19)
2010 - IR (Commenced August 31, 2010)	8.06	0.11	(e)	1.30	1.41	(0.09)	—	(0.09)
2009 - A	6.86	0.13		1.43	1.56	(0.13)	—	(0.13)
2009 - C	6.87	0.08		1.42	1.50	(0.08)	—	(0.08)
2009 - Institutional	6.85	0.17		1.42	1.59	(0.16)	—	(0.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.56% of average net assets.
(f)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.26	24.58%	$167,149	1.19%		1.21%		1.92%		69%
11.24	23.61	66,872	1.94		1.96		1.17		69
11.24	25.14	1,072,965	0.79		0.81		2.32		69
11.25	24.93	35,480	0.94		0.96		2.18		69
9.60	10.30	145,184	1.21		1.22		2.48		67
9.59	9.57	45,243	1.96		1.97		1.83		67
9.58	10.74	895,258	0.81		0.82		2.83		67
9.59	10.60	19,787	0.96		0.97		2.90		67
9.39	4.90	70,499	1.24		1.25		1.94	(d)	90
9.38	4.03	17,378	1.99		2.00		1.14	(d)	90
9.37	5.31	688,194	0.84		0.85		2.29	(d)	90
9.38	5.05	1,425	0.99		1.00		2.20	(d)	90
9.38	15.07	37,112	1.24		1.26		1.84	(e)	140
9.38	14.32	10,851	1.99		2.01		1.52	(e)	140
9.36	15.53	408,032	0.84		0.86		2.95	(e)	140
9.38	17.53	1	0.99	(f)	1.01	(f)	4.04	(e)(f)	140
8.29	23.03	139,340	1.24		1.30		1.85		125
8.29	21.93	9,540	1.99		2.05		1.10		125
8.28	23.55	147,446	0.84		0.90		2.30		125

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$7.31	$0.19	(c)	$0.92	$1.11	$(0.18)	$(0.24)	$(0.42)
2013 - C	7.15	0.12	(c)	0.90	1.02	(0.13)	(0.24)	(0.37)
2013 - Institutional	7.21	0.20	(c)	0.93	1.13	(0.21)	(0.24)	(0.45)
2013 - IR	7.20	0.21	(c)	0.91	1.12	(0.20)	(0.24)	(0.44)
2012 - A	6.60	0.16		0.78	0.94	(0.17)	(0.06)	(0.23)
2012 - C	6.47	0.13		0.74	0.87	(0.13)	(0.06)	(0.19)
2012 - Institutional	6.52	0.21		0.74	0.95	(0.20)	(0.06)	(0.26)
2012 - IR	6.52	0.26		0.67	0.93	(0.19)	(0.06)	(0.25)
2011 - A	8.17	0.21	(d)	(1.20)	(0.99)	(0.23)	(0.35)	(0.58)
2011 - C	8.02	0.16	(d)	(1.19)	(1.03)	(0.17)	(0.35)	(0.52)
2011 - Institutional	8.07	0.24	(d)	(1.18)	(0.94)	(0.26)	(0.35)	(0.61)
2011 - IR	8.06	0.24	(d)	(1.18)	(0.94)	(0.25)	(0.35)	(0.60)
2010 - A	7.86	0.16	(c)	0.41	0.57	(0.14)	(0.12)	(0.26)
2010 - C	7.73	0.10	(c)	0.41	0.51	(0.10)	(0.12)	(0.22)
2010 - Institutional	7.76	0.18	(c)	0.42	0.60	(0.17)	(0.12)	(0.29)
2010 - IR (Commenced August 31, 2010)	7.08	0.04	(c)	1.10	1.14	(0.04)	(0.12)	(0.16)
2009 - A	6.36	0.09	(c)	1.53	1.62	(0.12)	—	(0.12)
2009 - C	6.28	0.02	(c)	1.52	1.54	(0.09)	—	(0.09)
2009 - Institutional	6.30	0.14	(c)	1.47	1.61	(0.15)	—	(0.15)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from a corporate action which amounted to $0.01 per share and 0.13% of average net assets.
(e)	Annualized.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(a)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$8.00	15.57%	$10,323	1.34%		1.36%		2.56%		97%
7.80	14.68	2,582	2.10		2.11		1.54		97
7.89	16.14	403,776	0.94		0.96		2.71		97
7.88	15.98	1,547	1.09		1.11		2.74		97
7.31	14.48	14,952	1.30		1.37		3.51		60
7.15	13.71	1,640	2.05		2.11		1.99		60
7.21	14.93	366,136	0.90		0.95		2.68		60
7.20	14.56	2,133	1.05		1.10		4.06		60
6.60	(12.44)	171,063	1.30		1.38		2.74	(d)	51
6.47	(13.06)	1,502	2.05		2.13		1.87	(d)	51
6.52	(11.99)	116,023	0.90		0.98		3.17	(d)	51
6.52	(12.01)	1,315	1.05		1.13		0.54	(d)	51
8.17	7.59	158,348	1.30		1.45		2.06		41
8.02	6.81	1,342	2.05		2.20		1.28		41
8.07	8.10	97,651	0.90		1.05		2.38		41
8.06	16.12	1	1.05	(e)	1.20	(e)	1.48	(e)	41
7.86	26.17	67,681	1.30		2.09		1.23		98
7.73	25.12	894	2.05		2.84		0.28		98
7.76	26.06	35,883	0.90		1.69		2.07		98

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$11.38	$0.11		$4.22		$4.33	$(0.08)	$(0.18)	$(0.26)
2013 - B	11.05	0.01		4.08		4.09	—	(0.18)	(0.18)
2013 - C	10.95	—	(d)	4.05		4.05	—	(0.18)	(0.18)
2013 - Institutional	11.54	0.16		4.28		4.44	(0.14)	(0.18)	(0.32)
2013 - Service	11.46	0.12		4.22		4.34	(0.13)	(0.18)	(0.31)
2013 - IR	11.55	0.14		4.29		4.43	(0.12)	(0.18)	(0.30)
2012 - A	9.94	0.12		1.44	(e)	1.56	(0.12)	—	(0.12)
2012 - B	9.64	0.04		1.39	(e)	1.43	(0.02)	—	(0.02)
2012 - C	9.57	0.05		1.38	(e)	1.43	(0.05)	—	(0.05)
2012 - Institutional	10.08	0.18		1.46	(e)	1.64	(0.18)	—	(0.18)
2012 - Service	10.01	0.12		1.45	(e)	1.57	(0.12)	—	(0.12)
2012 - IR	10.09	0.16		1.46	(e)	1.62	(0.16)	—	(0.16)
2011 - A	9.73	0.09	(f)	0.20		0.29	(0.08)	—	(0.08)
2011 - B	9.44	0.01	(f)	0.21		0.22	(0.02)	—	(0.02)
2011 - C	9.39	0.01	(f)	0.20		0.21	(0.03)	—	(0.03)
2011 - Institutional	9.89	0.13	(f)	0.21		0.34	(0.15)	—	(0.15)
2011 - Service	9.81	0.07	(f)	0.22		0.29	(0.09)	—	(0.09)
2011 - IR	9.89	0.10	(f)	0.23		0.33	(0.13)	—	(0.13)
2010 - A	8.64	0.08		1.08		1.16	(0.07)	—	(0.07)
2010 - B	8.38	0.01		1.05		1.06	—	—	—
2010 - C	8.33	0.01		1.05		1.06	—	—	—
2010 - Institutional	8.78	0.11		1.11		1.22	(0.11)	—	(0.11)
2010 - Service	8.72	0.07		1.09		1.16	(0.07)	—	(0.07)
2010 - IR (Commenced August 31, 2010)	8.18	0.03		1.78		1.81	(0.10)	—	(0.10)
2009 - A	7.20	0.09	(h)	1.45		1.54	(0.10)	—	(0.10)
2009 - B	6.97	0.04	(h)	1.39		1.43	(0.02)	—	(0.02)
2009 - C	6.94	0.04	(h)	1.39		1.43	(0.04)	—	(0.04)
2009 - Institutional	7.31	0.14	(h)	1.47		1.61	(0.14)	—	(0.14)
2009 - Service	7.26	0.09	(h)	1.46		1.55	(0.09)	—	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 15.49%,14.74%, 14.68%, 15.92%, 15.36%, and 15.80%, respectively.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(g)	Annualized.
(h)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.01% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.45	38.17%		$34,792	1.15%		1.21%		0.80%		95%
14.96	37.09		648	1.90		1.96		0.04		95
14.82	37.07		10,648	1.90		1.96		0.04		95
15.66	38.73		493,729	0.75		0.81		1.17		95
15.49	38.08		411	1.27		1.29		0.81		95
15.68	38.48		843	0.91		0.96		1.02		95
11.38	15.69	(e)	35,890	1.09		1.23		1.13		184
11.05	14.95	(e)	584	1.84		1.98		0.35		184
10.95	14.89	(e)	8,228	1.84		1.97		0.44		184
11.54	16.12	(e)	304,435	0.69		0.82		1.65		184
11.46	15.56	(e)	40	1.19		1.32		1.11		184
11.55	16.01	(e)	476	0.84		0.97		1.42		184
9.94	3.02		51,064	1.09		1.24		0.85	(f)	99
9.64	2.18		895	1.84		1.99		0.12	(f)	99
9.57	2.22		7,964	1.84		1.99		0.14	(f)	99
10.08	3.43		227,070	0.69		0.84		1.31	(f)	99
10.01	2.92		36	1.19		1.34		0.72	(f)	99
10.09	3.35		494	0.84		0.99		1.01	(f)	99
9.73	13.46		91,857	1.09		1.25		0.82		200
9.44	12.65		1,539	1.84		2.00		0.08		200
9.39	12.59		9,484	1.84		2.00		0.07		200
9.89	14.04		200,795	0.69		0.85		1.22		200
9.81	13.34		59	1.19		1.35		0.69		200
9.89	22.18		1	0.84	(g)	1.00	(g)	0.97	(g)	200
8.64	21.43		90,909	1.09		1.28		1.37	(h)	352
8.38	20.48		2,259	1.84		2.03		0.62	(h)	352
8.33	20.56		10,887	1.84		2.03		0.63	(h)	352
8.78	21.90		133,016	0.69		0.88		1.88	(h)	352
8.72	21.41		48	1.19		1.38		1.28	(h)	352

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$7.62	$0.15		$1.54	$1.69	$(0.13	)(d)
2013 - C	7.55	0.10		1.51	1.61	(0.13	)(d)
2013 - Institutional	7.59	0.19		1.53	1.72	(0.21	)(d)
2013 - IR	7.66	0.20		1.51	1.71	(0.20	)(d)
2012 - A	6.65	0.17		0.98	1.15	(0.18)
2012 - C	6.64	0.11		0.96	1.07	(0.16)
2012 - Institutional	6.64	0.19		0.98	1.17	(0.22)
2012 - IR	6.64	0.35		0.82	1.17	(0.15)
2011 - A	7.90	0.20	(e)	(1.25)	(1.05)	(0.20)
2011 - C	7.88	0.13	(e)	(1.23)	(1.10)	(0.14)
2011 - Institutional	7.90	0.21	(e)	(1.23)	(1.02)	(0.24)
2011 - IR	7.90	0.20	(e)	(1.24)	(1.04)	(0.22)
2010 - A	7.40	0.13		0.51	0.64	(0.14)
2010 - C	7.39	0.08		0.50	0.58	(0.09)
2010 - Institutional	7.39	0.15		0.53	0.68	(0.17)
2010 - IR (Commenced August 31, 2010)	6.82	0.03		1.21	1.24	(0.16)
2009 - A	6.07	0.13		1.32	1.45	(0.12)
2009 - C	6.06	0.09		1.31	1.40	(0.07)
2009 - Institutional	6.06	0.15		1.33	1.48	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Includes a distribution from capital of less than $0.01 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(f)	Annualized.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.18	22.23%	$3,388	1.31%		1.51%		1.79%		95%
9.03	21.38	70	2.10		2.23		1.15		95
9.10	22.70	228,410	0.95		1.08		2.27		95
9.17	22.36	217	1.12		1.21		2.34		95
7.62	17.25	15,384	1.26		1.59		2.44		182
7.55	16.20	32	2.01		2.30		1.52		182
7.59	17.71	134,290	0.86		1.17		2.69		182
7.66	17.68	1	1.02		1.36		5.14		182
6.65	(13.33)	40,837	1.26		1.57		2.60	(e)	88
6.64	(13.88)	19	2.01		2.32		1.72	(e)	88
6.64	(12.92)	101,165	0.86		1.17		2.81	(e)	88
6.64	(13.11)	1	1.01		1.32		2.68	(e)	88
7.90	8.64	75,854	1.26		1.56		1.75		70
7.88	7.89	24	2.01		2.31		1.05		70
7.90	9.17	85,604	0.86		1.16		2.12		70
7.90	18.21	1	1.01	(f)	1.31	(f)	1.26	(f)	70
7.40	23.98	77,469	1.26		1.67		2.00		101
7.39	23.13	8	2.01		2.42		1.38		101
7.39	24.47	53,159	0.86		1.27		2.24		101

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured International Tax-Managed Equity	A, C, Institutional and IR	Diversified
Structured Tax-Managed Equity	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
Structured Tax-Managed Equity Structured International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2013:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$1,345,551,906	$—		$—

Derivative Type
Liabilities
Futures Contracts(a)	$(207,553)	$—		$—
Written Options	(12,315,600)	—		—
Total	$(12,523,153)	$—		$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$4,151,236	(b)	$—
Other	20,315,411	393,125,443	(b)	—
Total	$20,315,411	$397,276,679		$—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM (continued)

Derivative Type	Level 1	Level 2		Level 3
Assets(a)
Futures Contracts	$47,392	$—		$—
Liabilities
Futures Contracts(a)	$(1,703)	$—		$—
Written Options	(5,961,944)	—		—
Total	$(5,963,647)	$—		$—

STRUCTURED TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$506,828,638	$—		$—
Securities Lending Reinvestment Vehicle	19,546,094	—		—
Total	$526,374,732	$—		$—

Derivative Type
Assets(a)
Futures Contracts	$718,051	$—		$—

STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$535,785	(b)	$—
Other	11,671,865	202,621,058	(b)	—
Securities Lending Reinvestment Vehicle	2,752,108	—		—
Total	$14,423,973	$203,156,843		$—

Derivative Type
Assets(a)
Futures Contracts	$434,880	$—		$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
U.S. Equity Dividend and Premium	Equity	—	$—	Variation margin on certain derivative contracts, Payable for written options, at value	$(12,523,153)
International Equity Dividend and Premium	Equity	Variation margin on certain derivative contracts	47,392	Variation margin on certain derivative contracts, Payable for written options, at value	(5,963,647)
Structured Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	718,051	—	—
Structured International Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	434,880	—	—
Total			$1,200,323		$(18,486,800)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(55,660,740)	$(4,030,217)	3,297
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(13,618,966)	(692,897)	2,972
Structured Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	3,396,300	605,191	162

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2013

4. INVESTMENTS IN DERIVATIVES (continued)

Structured International Tax-Managed Equity	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,023,424	$422,654	118
	Currency	Net realized gain (loss) from forward foreign currency exchange contract/Net change in unrealized gain (loss) on forward foreign currency exchange contract	(107,901)	446	1
Total			$915,523	$423,100	119

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.74%	0.74%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
Structured Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.68	*
Structured International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.84	*

*	GSAM waived a portion of its management fees equal to 0.04% of the average net assets of the Structured International Tax-Managed Equity Fund and 0.05% of the Structured Tax-Managed Equity Fund. These waivers have been discontinued effective April 30, 2013.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended December 31, 2013, Goldman Sachs advised that it retained front end sales charges of $35,239, $1,889, $3,645 and $801 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively. Goldman Sachs retained $100 of contingent deferred sales charges for the Structured International Tax-Managed Equity Fund.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds are 0.014%, 0.124%, 0.044% and 0.094%, respectively. Prior to April 30, 2013, the Other Expense limitations for U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were 0.054%, 0.054%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$—	$199,088	$30,041	$229,129
International Equity Dividend and Premium	—	59,154	2,465	61,619
Structured Tax-Managed Equity	62,506	166,699	15,973	245,178
Structured International Tax-Managed Equity	21,264	211,174	2,267	234,705

As of December 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
U.S. Equity Dividend and Premium	$820,258	$90,179	$78,339	$988,776
International Equity Dividend and Premium	281,564	4,263	15,708	301,535
Structured Tax-Managed Equity	307,851	16,918	23,447	348,216
Structured International Tax-Managed Equity	158,025	758	7,900	166,683

G.  Line of Credit Facility — As of December 31, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2013, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2013, Goldman Sachs earned $4,179, $17,346, $3,468, and $7,234 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.

As of December 31, 2013, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	10%	—%
International Equity Dividend and Premium	17	—
Structured Tax-Managed Equity	—	87
Structured International Tax-Managed Equity	—	88

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 14% of the Class C Shares of the Structured International Tax-Managed Equity Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2013, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$851,070,372	$915,559,191
International Equity Dividend and Premium	384,391,819	414,354,894
Structured Tax-Managed Equity	426,294,888	382,221,353
Structured International Tax-Managed Equity	198,667,341	166,041,888

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2013

7. SECURITIES LENDING (continued)

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

At December 31, 2013, the Funds’ loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Security Lending Transactions	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Total gross amount presented in Statements of Assets and Liabilities	$19,151,298	$2,610,505
Cash Collateral offsetting(1)	(19,151,298)	(2,610,505)
Net Amount(2)	—	—

(1)	At December 31, 2013 the value of the collateral received from each borrower exceeded the value of the related securities on loan.
(2)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended December 31, 2013, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal year ended December 31, 2013		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2013
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Structured Tax-Managed Equity	$54,547	$85,305	$4,040,131
Structured International Tax-Managed Equity	17,311	17,889	511,674

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended December 31, 2013:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Structured Tax-Managed Equity	11,054,335	181,319,614	(172,827,855)	19,546,094	$19,546,094
Structured International Tax-Managed Equity	1,198,865	63,657,054	(62,103,811)	2,752,108	2,752,108

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Distributions paid from:
Ordinary income	$38,564,335	$14,804,054	$4,369,742	$4,859,962
Net long-term capital gains	42,437,885	8,812,869	5,953,311	—
Total taxable distributions	$81,002,220	$23,616,923	$10,323,053	$4,859,962
Tax return of capital	$—	$—	$—	$36,005

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Distributions paid from:
Ordinary income	$38,897,454	$13,341,796	$4,943,153	$4,374,259
Net long-term capital gains	47,415,198	418,087	—	—
Total taxable distributions	$86,312,652	$13,759,883	$4,943,153	$4,374,259

As of December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Undistributed ordinary income — net	$83,035	$482,192	$386,251	$—
Undistributed long-term capital gains	257,815	737,064	—	—
Total undistributed earnings	$340,850	$1,219,256	$386,251	$—
Capital loss carryforwards:(1)
Expiring 2016	—	—	—	(2,078,605)
Expiring 2017	—	—	—	(31,387,420)
Perpetual Long-term	—	—	—	(6,801,807)
Perpetual Short-term	—	—	(1,238,798)	(2,734,536)
Total capital loss carryforwards	$—	$—	$(1,238,798)	$(43,002,368)
Timing differences (Qualified Late Year Loss Deferrals)	$(12,672,625)	$(226,546)	$(380,014)	$(116,473)
Unrealized gains — net	187,851,831	8,990,985	131,201,692	44,018,574
Total accumulated earnings	$175,520,056	$9,983,695	$129,969,131	$899,733

(1)	Expiration occurs on December 31 of the year indicated. The International Equity Dividend and Premium Fund utilized $7,689,159 of capital losses in the current fiscal year.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2013

8. TAX INFORMATION (continued)

As of December 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Tax cost	$1,157,700,075	$407,914,955	$395,173,040	$173,718,911
Gross unrealized gain	207,853,751	38,466,199	131,596,999	45,204,787
Gross unrealized loss	(20,001,920)	(28,789,064)	(395,307)	(1,342,882)
Net unrealized security gain	$187,851,831	$9,677,135	$131,201,692	$43,861,905
Net unrealized gain (loss) on other investments	—	(686,150)	—	156,669
Net unrealized gain	$187,851,831	$8,990,985	$131,201,692	$44,018,574

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of underlying fund investments and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations and the difference in the tax treatment of foreign currency transactions, partnership investments, passive foreign investment company and underlying fund investments.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
U.S. Equity Dividend and Premium	$—	$(115,765)	$115,765
International Equity Dividend and Premium	—	(54,546)	54,546
Structured Tax-Managed Equity	—	(153,952)	153,952
Structured International Tax-Managed Equity	(3,822)	(417,976)	421,798

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS (continued)

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,108,125	$64,299,556	13,471,135	$134,360,217
Reinvestment of distributions	838,129	9,095,796	1,026,012	9,855,934
Shares redeemed	(7,223,467)	(76,920,444)	(6,886,184)	(68,404,056)
	(277,213)	(3,525,092)	7,610,963	75,812,095
Class C Shares
Shares sold	1,988,985	21,061,355	3,213,883	31,979,521
Reinvestment of distributions	230,827	2,508,475	216,786	2,070,256
Shares redeemed	(989,419)	(10,588,198)	(564,308)	(5,563,935)
	1,230,393	12,981,632	2,866,361	28,485,842
Institutional Shares
Shares sold	25,541,741	269,051,914	39,336,120	389,519,502
Reinvestment of distributions	5,189,375	56,140,321	6,362,691	61,034,070
Shares redeemed	(28,673,088)	(305,279,302)	(25,712,076)	(255,438,956)
	2,058,028	19,912,933	19,986,735	195,114,616
Class IR Shares
Shares sold	1,456,248	15,625,964	2,004,655	20,021,933
Reinvestment of distributions	181,852	1,973,180	145,320	1,392,634
Shares redeemed	(546,796)	(5,848,193)	(239,274)	(2,389,865)
	1,091,304	11,750,951	1,910,701	19,024,702
NET INCREASE	4,102,512	$41,120,424	32,374,760	$318,437,255

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium Fund

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	502,838	$3,817,269	9,590,418	$67,117,434
Reinvestment of distributions	79,732	603,085	647,277	4,266,924
Shares redeemed	(1,337,206)	(10,029,720)	(34,123,936)	(220,819,168)
	(754,636)	(5,609,366)	(23,886,241)	(149,434,810)
Class C Shares
Shares sold	101,427	746,450	28,724	200,563
Reinvestment of distributions	15,751	117,176	6,698	44,294
Shares redeemed	(15,534)	(118,336)	(38,279)	(246,289)
	101,644	745,290	(2,857)	(1,432)
Institutional Shares
Shares sold	13,547,979	101,658,103	42,705,998	275,961,348
Reinvestment of distributions	2,978,509	22,335,640	1,323,372	8,970,362
Shares redeemed	(16,089,980)	(121,145,795)	(11,076,408)	(75,542,019)
	436,508	2,847,948	32,952,962	209,389,691
Class IR Shares
Shares sold	93,294	705,985	894,625	6,231,362
Reinvestment of distributions	13,951	103,909	10,550	72,262
Shares redeemed	(206,977)	(1,532,824)	(810,700)	(5,295,275)
	(99,732)	(722,930)	94,475	1,008,349
NET INCREASE (DECREASE)	(316,216)	$(2,739,058)	9,158,339	$60,961,798

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	296,245	$3,996,452	317,155	$3,534,598
Shares converted from Class B(a)	1,014	14,074	4,978	56,343
Reinvestment of distributions	34,088	506,199	36,190	406,774
Shares redeemed	(1,232,624)	(15,722,104)	(2,344,011)	(26,046,567)
	(901,277)	(11,205,379)	(1,985,688)	(22,048,852)
Class B Shares
Shares sold	2,944	39,471	155	1,652
Shares converted to Class A(a)	(1,050)	(14,074)	(5,150)	(56,343)
Reinvestment of distributions	394	5,663	85	923
Shares redeemed	(11,834)	(155,283)	(35,112)	(371,401)
	(9,546)	(124,223)	(40,022)	(425,169)
Class C Shares
Shares sold	37,546	492,793	15,165	159,600
Reinvestment of distributions	8,351	119,092	3,081	33,308
Shares redeemed	(79,111)	(1,025,785)	(99,031)	(1,039,097)
	(33,214)	(413,900)	(80,785)	(846,189)
Institutional Shares
Shares sold	12,632,061	171,267,776	8,201,347	91,440,764
Reinvestment of distributions	634,995	9,556,681	391,349	4,457,463
Shares redeemed	(8,136,260)	(105,756,540)	(4,736,794)	(53,441,011)
	5,130,796	75,067,917	3,855,902	42,457,216
Service Shares
Shares sold	32,608	487,835	9	100
Reinvestment of distributions	637	9,490	37	416
Shares redeemed	(10,196)	(155,262)	(199)	(2,101)
	23,049	342,063	(153)	(1,585)
Class IR Shares
Shares sold	16,579	225,920	3,049	34,689
Reinvestment of distributions	986	14,852	577	6,583
Shares redeemed	(4,986)	(65,302)	(11,427)	(130,570)
	12,579	175,470	(7,801)	(89,298)
NET INCREASE	4,222,387	$63,841,948	1,741,453	$19,046,123

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	422,476	$3,288,063	793,411	$5,749,953
Reinvestment of distributions	5,085	45,002	60,734	450,642
Shares redeemed	(2,076,152)	(16,632,248)	(4,973,782)	(35,206,763)
	(1,648,591)	(13,299,183)	(4,119,637)	(29,006,168)
Class C Shares
Shares sold	3,470	30,992	1,319	9,600
Reinvestment of distributions	79	691	92	679
Shares redeemed	(28)	(226)	(91)	(606)
	3,521	31,457	1,320	9,673
Institutional Shares
Shares sold	10,290,102	85,450,457	5,883,620	41,704,588
Reinvestment of distributions	551,704	4,838,439	531,156	3,919,930
Shares redeemed	(3,429,939)	(28,023,487)	(3,953,046)	(28,634,393)
	7,411,867	62,265,409	2,461,730	16,990,125
Class IR Shares
Shares sold	23,038	185,018	2,135	15,924
Reinvestment of distributions	514	4,542	3	24
Shares redeemed	—	—	(2,135)	(14,632)
	23,552	189,560	3	1,316
NET INCREASE (DECREASE)	5,790,349	$49,187,243	(1,656,584)	$(12,005,054)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Structured Tax-Advantaged Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Structured Tax-Managed Equity Fund and Goldman Sachs Structured International Tax-Managed Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2013 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian, transfer agent, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2014

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				Structured Tax-Managed Equity Fund				Structured International Tax-Managed Equity Fund
Share Class	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*	Beginning Account Value 7/01/13	Ending Account Value 12/31/13		Expenses Paid for the 6 Months Ended 12/31/13*
Class A
Actual	$1,000	$1,121.80		$6.36	$1,000	$1,150.30		$7.37	$1,000	$1,200.30		$6.54	$1,000	$1,170.10		$7.55
Hypothetical 5% return	1,000	1,019.21	+	6.06	1,000	1,018.35	+	6.92	1,000	1,019.26	+	6.01	1,000	1,018.25	+	7.02
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,195.70		10.68	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.48	+	9.80	N/A	N/A		N/A
Class C
Actual	1,000	1,117.90		10.36	1,000	1,146.80		11.42	1,000	1,195.90		10.68	1,000	1,165.90		11.63
Hypothetical 5% return	1,000	1,015.43	+	9.86	1,000	1,014.57	+	10.71	1,000	1,015.48	+	9.80	1,000	1,014.47	+	10.82
Institutional
Actual	1,000	1,124.40		4.23	1,000	1,153.50		5.21	1,000	1,202.70		4.33	1,000	1,172.90		5.37
Hypothetical 5% return	1,000	1,021.22	+	4.02	1,000	1,020.37	+	4.89	1,000	1,021.27	+	3.97	1,000	1,020.27	+	4.99
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,199.60		7.10	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.75	+	6.51	N/A	N/A		N/A
Class IR
Actual	1,000	1,123.40		5.03	1,000	1,152.80		6.02	1,000	1,201.70		5.16	1,000	1,171.60		6.19
Hypothetical 5% return	1,000	1,020.47	+	4.79	1,000	1,019.61	+	5.65	1,000	1,020.52	+	4.74	1,000	1,019.51	+	5.75

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.19%	N/A	1.94%	0.79%	N/A	0.94%
International Equity Dividend and Premium	1.36	N/A	2.11	0.96	N/A	1.11
Structured Tax-Managed Equity	1.18	1.93%	1.93	0.78	1.28%	0.93
Structured International Tax-Managed Equity	1.38	N/A	2.13	0.98	N/A	1.13

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposal below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.704	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of December 31, 2013, the Trust consisted of 93 portfolios (84 of which offered shares to the public); GSVIT consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II, Goldman Sachs BDC, Inc. and Goldman Sachs MLP Income Opportunities Fund. Each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer Since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Goldman Sachs Trust — Structured Tax Advantaged Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2013, 97.64% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and Structured Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2013 tax year, the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.2429 and $0.1490 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds during the year from foreign sources was 79.02% and 67.88%, respectively. The total amount of taxes paid by the International Equity Dividend and Premium and International Structured Tax-Managed Equity Funds to such countries was $0.0190 and $0.0079 per share, respectively.

For the fiscal year ended December 31, 2013, 99.34%, 90.48%, 100% and 80.08% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, and Structured Tax-Managed Equity Funds designate $42,437,885, $8,812,869, and $5,953,311 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2013. Of the amount designated by the U.S. Equity Dividend and Premium Fund, $42,365,185, is taxed at the qualified dividend tax rate while the balance (if any) is taxed at a maximum rate of 25%. In addition, the Structured Tax-Managed Fund designates an additional $219,557, as capital gain dividends paid during the fiscal year ended December 31, 2012.

During the fiscal year ended December 31, 2013, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds designate $10,900,734 and $3,840,973 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $807.6 billion in assets under management as of December 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS*

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 122372.MF.MED.TMPL/2/2014 TAXADVAR14/14.4K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,422,346	$3,149,180	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$0	Other attest services.

Tax Fees:

• PwC	$894,195	$726,025	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2013 and December 31, 2012 were $896,535 and $726,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 7, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 7, 2014